                             THE VANTAGEPOINT FUNDS
                                   PROSPECTUS


                                  MAY 1, 2004


The Vantagepoint Funds is a no-load diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering nineteen distinct investment portfolios (each a "Fund" and collectively the "Funds"), with each Fund having different investment objectives.

This prospectus gives you information about The Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS
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SUMMARY                                      1
  THE ACTIVELY MANAGED FUNDS                 1
  THE INDEX FUNDS                           11
  THE MODEL PORTFOLIO FUNDS                 17

FEE TABLES                                  25

INVESTMENT OBJECTIVES, INVESTMENT
  POLICIES, PRINCIPAL INVESTMENT
  STRATEGIES, AND RELATED RISKS             28
  INVESTMENT OBJECTIVES AND POLICIES        28

RISKS OF INVESTING IN THE FUNDS             39
  INVESTMENT LIMITATIONS                    40

MANAGEMENT OF THE FUNDS                     40

SHAREHOLDER INFORMATION                     42
  SHARE ACCOUNTING FOR ALL FUNDS            42
  VALUATION OF THE FUNDS                    42
  REINVESTMENT OF EARNINGS                  43
  PRICING AND TIMING OF TRANSACTIONS        43
  REPORTING TO INVESTORS                    43

PURCHASES, EXCHANGES AND REDEMPTIONS        43
  PURCHASES                                 43
  PURCHASES--VANTAGEPOINT ELITE             44
  PURCHASES BY EMPLOYEE BENEFIT PLANS       44
  EXCHANGES AND ALLOCATIONS AMONG
    FUNDS                                   45
  EXCHANGES--VANTAGEPOINT ELITE             45
  EXCHANGES BY TELEPHONE                    45
  MORE INFORMATION ABOUT EXCHANGES AND
    TRANSFERS                               46
  VANTAGELINE                               46
  VANTAGELINK                               46
  PURCHASES BY IRA INVESTORS                46
  REDEMPTIONS                               47
  REDEMPTIONS--VANTAGEPOINT ELITE           47
  DISTRIBUTION ARRANGEMENTS                 47

TAXATION                                    48

FINANCIAL HIGHLIGHTS                        49

SUMMARY--INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

A summary of the investment objectives, principal investment strategies (including the types of securities that may be held in each Fund) and principal risks of investing in the Funds is set forth below.

COMMON RISKS--To varying degrees, each of the Funds entails the risk that an investor may lose money. Each of the Funds, except the Money Market, US Government Securities, Core Bond Index and Income Preservation Funds, invests a significant percentage of its assets in common stocks (or an underlying Fund that invests in common stocks) and is subject to all of the general risks of investing in the stock market. Stock market performance tends to run in cycles with periods of rising prices and periods of falling prices.

The Money Market, Income Preservation, US Government Securities, Core Bond Index, Asset Allocation and all of the Model Portfolio Funds, except the All-Equity Growth Fund, invest at least partially in fixed income securities (or in underlying Funds that invest in fixed income securities) and are subject to interest rate and credit risks.

Each Fund's net asset value ("NAV"), yield, and total return may be adversely affected by market conditions.

Please see "Risks of Investing in the Funds" for more information about these risks.

PERFORMANCE--The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through the VantageTrust (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Except for the Money Market and Income Preservation Funds, substantially all of the portfolio securities of each of The Vantagepoint Funds were transferred from the corresponding fund of the Trust. Performance figures set forth in this prospectus for any period prior to these transfers represent performance of the unregistered commingled trust funds.

THE ACTIVELY MANAGED FUNDS
--------------------------------------------------------------------------------

Money Market Fund

INVESTMENT OBJECTIVE--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

PRINCIPAL INVESTMENT STRATEGY--To invest 100% of assets in the Short-Term Investments Co. Liquid Assets Portfolio, a money market mutual fund, which invests in high-quality, short-term money market instruments and is advised by AIM Advisors, Inc.

PRINCIPAL RISKS--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Money Market Fund from year to year.
[MONEY MARKET FUND BAR GRAPH]

2000                                                                             6.05
2001                                                                             3.70
2002                                                                             1.32
2003                                                                             0.60

 Best Quarter        WORST QUARTER
    1.55%                0.12%
                       (4TH QTR
(3RD QTR 2000)           2003)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                          1        SINCE
                                         YEAR    INCEPTION*
                                        ------   ----------
Money Market Fund                       0.60%      3.22%
30-day T-Bills (Reflects no deduction
 for fees, expenses or taxes)           1.02%      3.37%

 *March 1, 1999.

The Fund's 7-day yield on 12/31/03 was 0.50%. Please call 1-800-669-7400 for the Fund's current yield.

Income Preservation Fund

INVESTMENT OBJECTIVE--To offer a high level of current income consistent with preserving principal and seeking to maintain a stable net asset value per share.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in high-quality short- and intermediate-term fixed income securities. To seek to preserve capital and stabilize the Fund's NAV, the Fund will enter into wrapper agreements issued by financial institutions that a rating agency has rated in one of its top two primary rating categories. These agreements are used to offset daily market fluctuations in the Fund's portfolio securities and normally will allow the Fund to value its securities holdings at their book value, thereby maintaining a constant NAV. Although the Fund seeks to maintain a stable NAV of $100 per share, there is no guarantee that it will do so, and it is still possible to lose money by investing in the Fund.

PRINCIPAL RISKS--The Fund is primarily subject to interest rate and credit risks, as well as the risk that the wrapper agreements it purchases will fail to limit fluctuations in the Fund's NAV.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Income Preservation Fund from year to year.
[INCOME PRESERVATION FUND BAR CHART]

2001                                                                             5.18
2002                                                                             4.09
2003                                                                             3.51

 BEST QUARTER         WORST QUARTER
    1.40%                 0.76%
(2ND QTR 2001)       (4TH QTR 2003)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                              1        SINCE
                                             YEAR    INCEPTION*
                                            ------   ----------
Income Preservation Fund
 Return before taxes                        3.51%      4.31%
 Return after taxes on distributions        2.31%      2.46%
 Return after taxes on distributions and
   sale of fund shares                      2.30%      2.57%
91-Day U.S. Treasury Bill (Reflects no
 deductions for fees, expenses, or taxes)   1.15%      2.56%
MFR First Tier Money Retail Average
 (Reflects no deductions for fees,
 expenses, or taxes)                        0.49%      1.80%

 *December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

US Government Securities Fund

INVESTMENT OBJECTIVE--To offer current income.

PRINCIPAL INVESTMENT STRATEGY--To invest at least 80% of its net assets in securities issued by the U.S. Treasury and U.S. Government-sponsored entities, including mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Mortgage-backed securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

PRINCIPAL RISKS--The Fund is exposed to credit and interest rate risks. Credit risk is the possibility that the issuer of a debt security will default. Because the Fund's securities are those issued by the U.S. Treasury and U.S. Government-sponsored entities, the risk of default is considered to be less than in a fixed income fund that includes securities of private issuers such as corporate bonds. Securities with longer maturities are more sensitive to changes in interest rates. The Fund is expected to experience volatility similar to an intermediate-term (3-7 years) bond fund. Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow from the U.S. Treasury if needed to make payments under its guarantee. The guarantee does not apply to the value or yield of Ginnie Mae securities. Fannie Mae guarantees full and timely payment of all interest and principal and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and Freddie Mac are supported by their right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, these securities involve a risk of non-payment of principal and interest. The Fund's investments in mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the US Government Securities Fund from year to year.

[US GOVERNMENT SECURITIES FUND BAR CHART]

1994                                                                             -5.38
1995                                                                             18.06
1996                                                                              1.69
1997                                                                              8.70
1998                                                                              9.70
1999                                                                             -2.67
2000                                                                             12.00
2001                                                                              7.42
2002                                                                              8.76
2003                                                                              1.66

 BEST QUARTER         WORST QUARTER
    6.25%                -3.46%
(3RD QTR 1998)       (1ST QTR 1994)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                        10 YEARS/
                                       1         5        SINCE
                                      YEAR     YEARS    INCEPTION*
                                     ------   -------   ----------
US Government Securities Fund
 (Return before taxes)               1.66%     5.30%      5.78%*
 Return before taxes (after 3/1/99)  1.66%       N/A      5.93%
 Return after taxes on
   distributions                     0.40%       N/A      4.08%
 Return after taxes on
   distributions and sale of fund
   shares                            1.13%       N/A      3.92%
Lehman Brothers Intermediate
 Government Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              2.17%     5.80%      6.32%

 * Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Asset Allocation Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth at a lower level of risk than an all-equity portfolio.

PRINCIPAL INVESTMENT STRATEGY--To tactically allocate assets among common stocks, bonds and short-term debt instruments. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund's investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations. Strategies used by the Fund's subadviser include:

     - allocating among stocks, bonds and cash based on evaluations of stock market risk.
     - allocating among stocks, bonds and cash based on relative expected returns.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the stock market, as well as interest rate and credit risks.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund from year to year.

[ASSET ALLOCATION FUND BAR CHART]

1994                                                                             -1.71
1995                                                                             29.24
1996                                                                             15.74
1997                                                                             25.32
1998                                                                             22.42
1999                                                                              8.22
2000                                                                             -0.71
2001                                                                             -5.42
2002                                                                            -15.80
2003                                                                             25.97

 Best Quarter         Worst Quarter
    15.07%               -15.63%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                             10 YEARS/
                                                      5        SINCE
                                          1 YEAR    YEARS    INCEPTION*
                                          ------   -------   ----------
Asset Allocation Fund (Return before
 taxes)                                   25.97%    1.51%       9.29%*
 Return before taxes
   (after 3/1/99)                         25.97%      N/A       1.64%
 Return after taxes on distributions      25.15%      N/A       0.21%
 Return after taxes on distributions and
   sale of fund shares                    17.11%      N/A       0.73%
Custom Benchmark (Reflects no deductions
 for fees, expenses, or taxes)**          19.08%    2.08%      10.01%
91 Day U.S. Treasury Bill (Reflects no
 deductions for fees, expenses, or
 taxes)                                    1.15%    3.66%       4.44%
Lehman Brothers Long-Term U.S. Treasury
 Bond Index (Reflects no deductions for
 fees, expenses, or taxes)                 2.48%    6.52%       7.92%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)            28.70%   -0.57%      11.06%
Lipper Flexible Portfolio Funds Index
 (Reflects no deductions for taxes)***    22.98%    1.22%       7.23%

 * Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
** 65% S&P 500 Index/25% Lehman Brothers Long-Term Treasury Bond Index/10% 91
   Day U.S. Treasury Bill.
***This is an index of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Equity Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth with consistency derived from dividend yield.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, at least 80% of its net assets in equity securities. Strategies used by the Fund's subadvisers include:

     - investing in common stocks of companies that pay dividends at a relatively high level.
     - focusing on larger-capitalization companies.
     - investing in companies whose stocks are considered temporarily out of favor.
     - focusing on dividend paying common stocks of well established companies.

PRINCIPAL RISKS--While investment in the Fund involves all of the general risks of investing in the stock market, the Fund's emphasis on income is intended to result in less volatility over the long term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or specific industries may be emphasized. As such, the Fund may exhibit greater sensitivity to certain economic factors or trends (e.g., changing interest rates) than the general stock market.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund from year to year.

[EQUITY INCOME FUND BAR CHART]

1995                                                                             35.35
1996                                                                             18.29
1997                                                                             33.97
1998                                                                             16.02
1999                                                                             -8.46
2000                                                                             17.56
2001                                                                              2.92
2002                                                                            -14.96
2003                                                                             33.09

 Best Quarter          Worst Quarter
    18.87%                -16.26%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                     5        SINCE
                                         1 YEAR    YEARS    INCEPTION*
                                         ------   -------   ----------
Equity Income Fund
 (Return before taxes)                   33.09%    4.63%     12.77%*
 Return before taxes (after 3/1/99)      33.09%      N/A       5.68%
 Return after taxes on distributions     32.89%      N/A       3.71%
 Return after taxes on distributions
   and sale of fund shares               21.77%      N/A       3.88%
S&P/BARRA Value Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                  31.79%    1.95%      11.21%
Lipper Equity Income Funds Index
 (Reflects no deductions for taxes)**    25.88%    2.23%       9.83%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth & Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in common stocks that the Fund's subadvisers believe offer the potential for capital appreciation and, secondarily, current income. Strategies used by the Fund's subadvisers include:

     - focusing on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth or both.
     - emphasizing stocks that may pay dividends.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the stock market, notably the risk of loss over the short term.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund from year to year.

[GROWTH & INCOME BAR CHART]

1999                                                                             26.03
2000                                                                              4.21
2001                                                                             -4.77
2002                                                                            -22.93
2003                                                                             30.49

 Best Quarter        WORST QUARTER
    17.62%              -17.45%
                       (3RD QTR
(4TH QTR 1999)           2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                   1        5        SINCE
                                  YEAR     YEAR    INCEPTION*
                                 ------   ------   ----------
Growth & Income Fund (Return
 before taxes)                   30.49%    4.69%     9.45%*
 Return before taxes
   (after 3/1/99)                30.49%      N/A     4.42%
 Return after taxes on
   distributions                 30.35%      N/A     3.16%
 Return after taxes on
   distributions and sale of
   fund shares                   20.00%      N/A     3.18%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                       28.70%   -0.57%     3.18%
Lipper Growth & Income Funds
 Index (Reflects no deductions
 for taxes)**                    27.31%    1.67%     4.55%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1998. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in common stocks that are considered by the Fund's subadvisers to have above-average potential for growth. Strategies used by the Fund's subadvisers include:

     - investing primarily in stocks of medium- to large-capitalization companies.
     - selecting stocks of companies with long-term growth characteristics.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the stock market, notably the risk of loss over the short term. The Fund's investment in growth companies exposes it to a greater degree of price and earnings volatility and risk of loss over shorter time periods than the stock market as a whole.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund from year to year.

[GROWTH FUND BAR CHART]

1994                                                                             -3.72
1995                                                                             36.64
1996                                                                             21.61
1997                                                                             25.84
1998                                                                             19.84
1999                                                                             35.79
2000                                                                             -2.56
2001                                                                            -15.21
2002                                                                            -24.26
2003                                                                             28.71

 Best Quarter          Worst Quarter
    27.72%               -20.60%%
(4th Qtr 1998)        (3rd Qtr 1998)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                       10 YEARS/
                                                5        SINCE
                                   1 YEAR     YEARS    INCEPTION*
                                   -------   -------   ----------
Growth Fund (Return before taxes)   28.71%    1.81%     10.19%*
 Return before taxes (after
   3/1/99)                          28.71%      N/A       2.52%
 Return after taxes on
   distributions                    28.71%      N/A       0.88%
 Return after taxes on
   distributions and sale of fund
   shares                           18.66%      N/A       1.35%
Wilshire 5000 Total Market Index
 (Reflects no deductions for
 fees, expenses, or taxes)          31.65%    0.42%      10.59%
Lipper Growth Funds Index
 (Reflects no deductions for
 taxes)**                           27.89%   -1.94%       8.39%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Aggressive Opportunities Fund

INVESTMENT OBJECTIVE--To offer high long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that the Fund's subadvisers believe offer the opportunity for high capital appreciation. Strategies used by the Fund's subadvisers include:

     - investing in companies expected to exhibit high earnings growth.
     - investing in emerging growth companies.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the stock market, notably the risk of loss over the short term. The Fund's investment in smaller companies may expose it to greater risk of loss and price volatility because of factors such as less-certain growth prospects and lower market liquidity. The Fund's investment in foreign securities may present additional risk.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund from year to year.

[AGGRESSIVE OPPORTUNITIES FUND BAR CHART]

1995                                                                             39.35
1996                                                                             25.50
1997                                                                             17.39
1998                                                                             12.17
1999                                                                             58.08
2000                                                                             -9.35
2001                                                                            -13.75
2002                                                                            -38.47
2003                                                                             44.68

 Best Quarter          Worst Quarter
    39.89%                -20.71%
(4th Qtr 1999)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
Aggressive Opportunities Fund
 (Return before taxes)              44.68%    1.93%      11.15%*
 Return before taxes (after
   3/1/99)                          44.68%      N/A       2.69%
 Return after taxes on
   distributions                    44.67%      N/A       1.28%
 Return after taxes on
   distributions and sale of fund
   shares                           29.04%      N/A       1.71%
Wilshire 4500 Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             43.85%    4.14%      10.65%
Lipper Capital Appreciation Funds
 Index (Reflects no deductions for
 taxes)**                           31.15%    0.32%       8.79%

* Shares of the Fund were offered beginning March 1, 1999. The information shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

International Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by country.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (20% or less) in U.S. or foreign bonds and U.S. stocks. Strategies used by the Fund's subadvisers include:

     - investing in stocks with above-average potential for growth across all capitalization sizes.
     - investing in stocks believed to be temporarily undervalued.

PRINCIPAL RISKS--The Fund is subject to the general risk of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed countries where these risks can be more substantial.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund from year to year.

[INTERNATIONAL FUND BAR CHART]

1995                                                                             10.78
1996                                                                             16.47
1997                                                                              4.48
1998                                                                              4.96
1999                                                                             39.01
2000                                                                            -14.91
2001                                                                            -20.16
2002                                                                            -16.08
2003                                                                             31.31

 Best Quarter          Worst Quarter
    21.28%                -19.63%
(4th Qtr 1999)        (3rd Qtr 2002)

                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
International Fund (Return before
 taxes)                             31.31%    0.80%      3.86%*
 Return before taxes (after
   3/1/99)                          31.31%      N/A      1.36%
 Return after taxes on
   distributions                    31.32%      N/A      0.59%
 Return after taxes on
   distributions and sale of fund
   shares                           20.80%      N/A      0.88%
MSCI EAFE Index (Reflects no
 deduction for fees, expenses, or
 taxes)                             39.16%    0.26%      4.19%
Lipper International Funds Index
 (Reflects no deductions for
 taxes)**                           35.99%    2.13%      5.34%


* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This information shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE INDEX FUNDS
--------------------------------------------------------------------------------

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index.(1) Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than are contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, Mid/Small Company and Overseas Equity Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The investment objective of each Index Fund is not fundamental and can be changed without shareholder approval.

Prior to March 8, 2004, the Index Funds operated under a master-feeder structure. Under that arrangement, each Index Fund was structured as a "feeder" fund and sought to accomplish its investment objective by investing all of its assets in a corresponding portfolio of the Master Investment Portfolios which are investment companies managed by Barclays Global Fund Advisors.

Core Bond Index Fund

INVESTMENT OBJECTIVE--To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, at least 90% of its net assets in a sampling of bonds selected and weighted to result in investment characteristics comparable to those of the Lehman Brothers Aggregate Bond Index and performance that correlates with the performance of that index.

PRINCIPAL RISKS--The Fund is subject to interest rate risk and credit risk. The Fund is expected to experience the volatility characteristics similar to those of an intermediate-maturity fixed income fund.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

---------------

1 McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Wilshire 5000 Total Market Index(R)" and "Wilshire 4500 Completion Index(R)" and related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indices or their sponsors and neither the indices nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in the Funds or the securities represented in the indices.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.

[CORE BOND INDEX FUND BAR CHART]

1998                                                                              8.43
1999                                                                             -2.88
2000                                                                             11.43
2001                                                                              8.51
2002                                                                              9.69
2003                                                                              3.59


 Best Quarter          Worst Quarter
     4.88%                -1.52%
(3rd Qtr 2001)        (2nd Qtr 1999)


                               PERFORMANCE TABLES

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                     1         5        SINCE
                                    YEAR     YEARS    INCEPTION*
                                   ------   -------   ----------
Core Bond Index Fund--Class I
 Shares (Return before taxes)      3.59%     5.94%      6.93%*
 RETURN BEFORE TAXES (AFTER
   3/1/99)                         3.59%       N/A      6.56%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS                   1.75%       N/A      4.23%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF FUND
   SHARES                          2.40%       N/A      4.14%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions
 for fees, expenses, or taxes)     4.11%     6.62%      7.51%


 *Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After tax performance is provided for periods after the Fund's registration date--March 1, 1999.


  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.


After-tax returns are shown for Class I Shares only. After-tax returns for other classes will vary.


                                           1        SINCE
                                          YEAR    INCEPTION*
                                         ------   ----------
Core Bond Index Fund--Class II Shares    3.88%      6.86%
Lehman Brothers Aggregate Bond Index
 (Reflects no deduction for fees,
 expenses, or taxes)                     4.11%      7.04%


* Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

500 Stock Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the S&P 500 Index.


PRINCIPAL INVESTMENT STRATEGY--To seek to invest, under normal circumstances, at least 90% of its net assets in all of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics of the index.



PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have about the same volatility and risk of loss as the S&P 500 Index.



PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

[500 STOCK INDEX FUND BAR CHART]

1998                                                                             28.12
1999                                                                             20.52
2000                                                                             -9.61
2001                                                                            -12.29
2002                                                                            -22.39
2003                                                                             27.98


 Best Quarter         Worst Quarter
    21.18%               -17.35%
                        (3rd Qtr
(4th Qtr 1998)            2002)


                               PERFORMANCE TABLES

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                5        SINCE
                                   1 YEAR     YEARS    INCEPTION*
                                   -------   -------   ----------
500 Stock Index Fund--Class I
 Shares (Return before taxes)       27.98%   -1.04%       5.30%*
 Return before taxes (after
   3/1/99)                          27.98%      N/A      -1.24%
 Return after taxes on
   distributions                    27.78%      N/A      -1.64%
 Return after taxes on
   distributions and sale of fund
   shares                           18.45%      N/A      -1.24%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                          28.70%   -0.57%       5.74%


*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.


 After-tax returns are shown for Class I Shares only. After-tax returns for other classes will vary.


                                                    SINCE
                                        1 YEAR    INCEPTION*
                                        -------   ----------
500 Stock Index Fund--Class II Shares    28.24%     -1.99%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)           28.70%     -2.18%


*Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to fees, expenses and cash flows.

Broad Market Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Wilshire 5000 Total Market Index.


PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, at least 90% of its net assets in a sampling of stocks that is selected and weighted to seek to result in investment characteristics comparable to those of the Wilshire 5000 Total Market Index and performance that correlates with the performance of that index.

PRINCIPAL RISKS--The Fund is expected to have the same volatility and risk of loss as the U.S. stock market as a whole. Additionally, the Wilshire 5000 Total Market Index includes small-and mid-capitalization companies whose stocks tend to have more price volatility and present greater risks of loss than those of larger companies.



PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before March 1, 1999, when the Fund began, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.

[BROAD MARKET INDEX FUND BAR CHART]

1995                                                                             35.09
1996                                                                             20.75
1997                                                                             30.82
1998                                                                             22.65
1999                                                                             23.43
2000                                                                            -10.78
2001                                                                            -11.87
2002                                                                            -21.62
2003                                                                             31.08


 Best Quarter        WORST QUARTER
    21.42%              -16.86%
                       (3RD QTR
(4TH QTR 1998)           2002)



                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                5        SINCE
                                   1 YEAR     YEARS    INCEPTION*
                                   -------   -------   ----------
Broad Market Index Fund Class I
 Shares (Return before taxes)       31.08%   -0.06%      10.86%*
 Return before taxes (after
   3/1/99)                          31.08%      N/A       0.05%
 Return after taxes on
   distributions                    30.90%      N/A      -0.57%
 Return after taxes on
   distributions and sale of fund
   shares                           20.43%      N/A      -0.21%
Wilshire 5000 Total Market Index
 (Reflects no deductions for
 fees, expenses, or taxes)          31.65%    0.42%      11.41%


*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. After-tax returns are shown for Class I Shares only. After-tax returns for other classes will vary.



                                                 SINCE
                                     1 YEAR    INCEPTION*
                                     -------   ----------
Broad Market Index Fund Class II
 Shares                               31.30%     -0.68%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                  31.65%     -0.85%


*Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Mid/Small Company Index Fund


INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Wilshire 4500 Completion Index.



PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the Wilshire 4500 Completion Index and performance that correlates with the performance of that index.

PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Wilshire 4500 Completion Index is composed entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility and risk of loss than those of larger companies.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.

[MID/SMALL COMPANY INDEX FUND BAR CHART]

1998                                                                              7.28
1999                                                                             33.08
2000                                                                            -14.91
2001                                                                             -9.90
2002                                                                            -18.41
2003                                                                             42.17

 Best Quarter        WORST QUARTER
    29.62%              -21.31%
                       (3RD QTR
(4TH QTR 1999)           2001)

                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
Mid/Small Company Index Fund Class
 I Shares (Return before taxes)     42.17%    3.43%      6.37%*
 Return before taxes (after
   3/1/99)                          42.17%      N/A      4.77%
 Return after taxes on
   distributions                    42.07%      N/A      4.38%
 Return after taxes on
   distributions and sale of fund
   shares                           27.53%      N/A      3.90%
Wilshire 4500 Completion
 Index (Reflects no deductions for
 fees, expenses, or taxes)          43.85%    4.14%      7.24%

*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I Shares only. After-tax returns for other classes will vary.

                                          1        SINCE
                                         YEAR    INCEPTION*
                                        ------   ----------
Mid/Small Company Index Fund Class II
 Shares                                 42.53%     4.22%
Wilshire 4500 Completion Index
 (Reflects no deduction for fees,
 expenses, or taxes)                    43.85%     4.39%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Overseas Equity Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Free Index.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the MSCI EAFE Free Index and performance that correlates with the performance of that index.

PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed countries where these risks can be more substantial.



PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

[OVERSEAS EQUITY INDEX FUND BAR CHART]

1998                                                                             19.79
1999                                                                             26.25
2000                                                                            -15.21
2001                                                                            -21.77
2002                                                                            -16.73
2003                                                                             37.75


 Best Quarter        Worst Quarter
    20.05%              -19.92%
                       (3rd Qtr
(4th Qtr 1998)           2002)



                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
Overseas Equity Index Fund Class I
 Shares (Return before taxes)       37.75%   -0.80%       1.43%*
 Return before taxes (after
   3/1/99)                          37.75%      N/A      -0.22%
 Return after taxes on
   distributions                    38.18%      N/A      -0.81%
 Return after taxes on
   distributions and sale of fund
   shares                           25.57%      N/A      -0.39%
MSCI EAFE Free Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.15%    0.22%       2.48%


*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.


 After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.


                                                  SINCE
                                       1 YEAR   INCEPTION*
                                       ------   ----------
Overseas Equity Index Fund Class II
 Shares                                37.85%     -0.97%
MSCI EAFE Free Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                39.15%     -0.05%


*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

THE MODEL PORTFOLIO FUNDS
--------------------------------------------------------------------------------

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.


ASSET ALLOCATION--The allocation of each Model Portfolio Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by Vantagepoint Investment Advisers, LLC ("VIA"), the investment adviser to each Fund.



CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset or underlying fund-level allocation of a Model Portfolio Fund at its discretion under the supervision of the Board of Directors.


REBALANCING--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance any or all of the Model Portfolio Funds.

The Model Portfolio Funds and their investment objectives and performance history are as follows:

Model Portfolio Savings Oriented Fund

INVESTMENT OBJECTIVE--To offer capital preservation, reasonable current income, and some capital growth while limiting risk.

PRINCIPAL INVESTMENT STRATEGY--To seek to invest 75% of the Fund's assets in fixed income funds and 25% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Income Preservation Fund                  65%
US Government Securities Fund             10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%


PRINCIPAL RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year:

[SAVINGS ORIENTED FUND BAR CHART]

1996                                                                              8.75
1997                                                                             11.70
1998                                                                              9.18
1999                                                                              4.92
2000                                                                              6.43
2001                                                                              2.81
2002                                                                             -1.38
2003                                                                              9.93


 Best Quarter          Worst Quarter
     5.24%                -3.38%
(2nd Qtr 2003)        (3rd Qtr 2002)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)



                                      1         5        SINCE
                                     YEAR     YEARS    INCEPTION*
                                    ------   -------   ----------
Model Portfolio Savings Oriented
 Fund (Return before taxes)          9.93%    4.47%      7.01%*
 Return before taxes (after
   12/4/2000)                        9.93%      N/A      4.08%
 Return after taxes on
   distributions                     9.07%      N/A      2.22%
 Return after taxes on
   distributions and sale of fund
   shares                            6.50%      N/A      2.42%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                            8.79%    3.26%      6.27%
30-Day U.S. Treasury Bill
 (Reflects no deductible for fees,
 expenses, or taxes)                 1.02%    3.40%      4.20%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%      6.80%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%     11.36%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.16%    0.26%      4.51%


 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**65% 30-Day U.S. Treasury Bill Index/10% Lehman Brothers Aggregate Bond
  Index/20% Wilshire 5000 Total Market Index/5% MSCI EAFE Index.


  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Conservative Growth Fund

INVESTMENT OBJECTIVE--To offer reasonable current income and capital preservation, with modest potential for capital growth.

PRINCIPAL INVESTMENT STRATEGY--To seek to invest 60% of the Fund's assets in fixed income funds and 40% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


Income Preservation Fund                  50%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
Growth Fund                                8%
Aggressive Opportunities Fund              5%
International Fund                         7%



PRINCIPAL RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year:

[CONSERVATIVE GROWTH FUND BAR CHART]

1997                                                                             14.97
1998                                                                             11.82
1999                                                                              8.88
2000                                                                              4.70
2001                                                                              0.09
2002                                                                             -6.66
2003                                                                             14.64


 Best Quarter          Worst Quarter
     8.61%                -6.27%
(4th Qtr 1998)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                              5        SINCE
                                 1 YEAR     YEARS    INCEPTION*
                                 -------   -------   ----------
Model Portfolio Conservative
 Growth Fund (Return before
 taxes)                           14.64%    4.07%         7.06%*
 Return before taxes (after
   12/4/2000)                     14.64%      N/A         2.88%
 Return after taxes on
   distributions                  13.90%      N/A         0.93%
 Return after taxes on
   distributions and sale of
   fund shares                     9.56%      N/A         1.35%
Custom Benchmark (Reflects no
 deductions for fees, expenses,
 or taxes)**                      13.25%    2.90%         2.64%
30-Day U.S. Treasury Bill
 (Reflects no deductions for
 fees, expenses, or taxes)         1.02%    3.40%         3.34%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions
 for fees, expenses, or taxes)     4.11%    6.62%         7.10%
Wilshire 5000 Total Market
 Index (Reflects no deductions
 for fees, expenses, or taxes)    31.65%    0.42%        -0.34%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses,
 or taxes)                        39.16%    0.26%        -0.03%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**50% 30-Day U.S. Treasury Bill Index/10% Lehman Brothers Aggregate Bond
  Index/35% Wilshire 5000 Index/5% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Traditional Growth Fund

INVESTMENT OBJECTIVE--To offer moderate capital growth and reasonable current income.

PRINCIPAL INVESTMENT STRATEGY--To seek to invest 40% of the Fund's assets in fixed income funds and 60% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Income Preservation Fund                  30%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      15%
Growth Fund                               15%
Aggressive Opportunities Fund             10%
International Fund                        10%

PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and, to a lesser extent, interest rate and credit risks.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year:
[TRADITIONAL GROWTH FUND CHART]

1997                                                                             17.76
1998                                                                             14.10
1999                                                                             15.17
2000                                                                              2.47
2001                                                                             -3.62
2002                                                                            -12.64
2003                                                                             20.68

 Best Quarter          Worst Quarter
    13.11%                -10.40%
(4th Qtr 1998)        (3rd Qtr 2001)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
Model Portfolio Traditional Growth
 Fund
 (Return before taxes)              20.68%    3.70%      7.64%*
 Return before taxes (after
   12/4/2000)                       20.68%      N/A      1.32%
 Return after taxes on
   distributions                    20.15%      N/A     -0.59%
 Return after taxes on
   distributions and sale of fund
   shares                           13.52%      N/A      0.09%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                           19.74%    2.31%      1.93%
30-Day U.S. Treasury Bill
 (Reflects no deductions for fees,
 expenses, or taxes)                 1.02%    3.40%      3.34%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%      7.10%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%     -0.34%
MSCI EAFE Index
 (Reflects no deductions for fees,
 expenses, or taxes)                39.16%    0.26%     -0.03%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**30% 30-Day U.S. Treasury Bill Index/10% Lehman Aggregate Bond Index/50%
  Wilshire 5000 Total Market Index/10% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Long-Term Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth and modest current income.

PRINCIPAL INVESTMENT STRATEGY--To seek to invest 20% of the Fund's assets in fixed income funds and 80% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


Core Bond Index Fund                      20%
Equity Income Fund                        13%
Growth & Income Fund                      20%
Growth Fund                               20%
Aggressive Opportunities Fund             15%
International Fund                        12%



PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and to a lesser extent, interest rate and credit risks.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year:

[LONG-TERM GROWTH FUND CHART]

1997                                                                             17.28
1998                                                                             14.86
1999                                                                             28.53
2000                                                                             -0.86
2001                                                                             -7.15
2002                                                                            -18.01
2003                                                                             27.21


 Best Quarter          Worst Quarter
    20.10%                -14.27%
(4th Qtr 1999)        (3rd Qtr 2001)

                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)



                                                5        SINCE
                                    1 YEAR    YEARS    INCEPTION*
                                    ------   -------   ----------
Model Portfolio Long-Term Growth
 Fund (Return before taxes)         27.21%    4.30%       8.28%*
 Return before taxes (after
   12/4/2000)                       27.21%      N/A      -0.01%
 Return after taxes on
   distributions                    26.83%      N/A      -1.90%
 Return after taxes on
   distributions and sale of fund
   shares                           17.79%      N/A      -0.99%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                           26.90%    1.93%       1.49%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%       7.10%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%      -0.34%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.16%    0.26%      -0.03%


 *Shares of the Fund were offered beginning December 4, 2000. The information shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**20% Lehman Brothers Aggregate Bond Index/65% Wilshire 5000 Total Market
  Index/15% MSCI EAFE Index.


  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.


Model Portfolio All-Equity Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY--To invest, under normal circumstances, 100% in stock funds by investing in the following Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities, in the target percentages indicated:


Equity Income Fund                        15%
Growth & Income Fund                      20%
Growth Fund                               30%
Aggressive Opportunities Fund             20%
International Fund                        15%


PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets. Additionally, the Fund's investment in growth stock funds may expose it to greater price volatility over the short term.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



For periods before December 4, 2000 when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the

Fund. If it had been, the commingled fund's performance may have been lower. [ALL EQUITY GROWTH FUND CHART]

2001                                                                            -11.13
2002                                                                            -24.07
2003                                                                             33.26


  Best Quarter           Worst Quarter
     18.63%                 -18.85%
 (2nd Qtr 2003)          (3rd Qtr 2001)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)



                                             SINCE
                                 1 YEAR    INCEPTION*
                                 ------   ------------
Model Portfolio All-Equity
 Growth Fund (Return before
 taxes)                          33.26%     -4.66%*
 Return before taxes (after
   12/4/2000)                    33.26%      -2.30%
 Return after taxes
   on distributions              33.19%      -3.93%
 Return after taxes and
   distributions and sale of
   fund shares                   21.72%      -2.78%
 Custom Benchmark (Reflects no
   deductions for fees,
   expenses, or taxes)**         33.17%      -4.98%
 Wilshire 5000 Total Market
   Index (Reflects no
   deductions for fees,
   expenses, or taxes)           31.65%      -5.50%
 MSCI EAFE Index (Reflects no
   deductions for fees,
   expenses, or taxes)           39.16%      -3.17%


 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 2000. After-tax performance is provided for periods after the Fund's registration date -- December 4, 2000.

**80% Wilshire 5000 Total Market Index/20% MSCI EAFE Index.


  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

FEE TABLES
--------------------------------------------------------------------------------

Fees and Expenses of the Funds

The purpose of the following tables is to help you understand the various costs that you, as a shareholder, will bear directly or indirectly when you invest in The Vantagepoint Funds.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)

Maximum Sales Charge
  (Load) Imposed on
  Purchases                     None
Maximum Deferred Sales
  Charge (Load)                 None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends
  (and other
  Distributions)                None
Redemption Fee                $50.00*
Exchange Fee                   8.00*
Maximum Account Fee             None
Transaction Fee             See Below**

 *For Vantagepoint Elite investors, a redemption fee of $50 and an exchange fee of $8.00 will be charged on the redemption or exchange of shares from any of the Funds, except the Money Market Fund, held for less than one year. Exchanges from the Money Market Fund to any other Fund may be made without incurring the exchange fee. Redemptions of Money Market Fund shares held less than one year may be subject to a $30 redemption fee.

**For IRA and VantageCare Retirement Health Savings Plan investors, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund, but only during periods when the current yield of the Vantagepoint Money Market Fund, exceeds the current yield of the Income Preservation Fund. The fee will be removed at such time as the current yield of the Income Preservation Fund exceeds that of the Vantagepoint Money Market Fund by .25%, or 25 basis points.

The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and are factored into any quoted share price or investment return.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      ADVISORY   SUBADVISER    OTHER      TOTAL
       ACTIVELY MANAGED FUNDS           FEE         FEES      EXPENSES   EXPENSES
       ----------------------         --------   ----------   --------   --------
Money Market                           0.10%          --       0.53%      0.63%
Income Preservation                    0.10%       0.18%       0.54%      0.82%
US Government Securities               0.10%       0.09%       0.42%      0.61%
Asset Allocation                       0.10%       0.24%       0.42%      0.76%
Equity Income                          0.10%       0.41%       0.41%      0.92%
Growth & Income                        0.10%       0.32%       0.41%      0.83%
Growth+                                0.10%       0.45%       0.41%      0.96%
Aggressive Opportunities               0.10%       0.68%       0.45%      1.23%
International                          0.10%       0.57%       0.55%      1.22%

INDEX FUNDS++

Core Bond Index
Class I                                0.05%       0.02%       0.37%      0.44%
Class II **                            0.05%       0.02%       0.17%      0.24%

500 Stock Index
Class I                                0.05%       0.02%       0.38%      0.45%
Class II **                            0.05%       0.02%       0.18%      0.25%

Broad Market Index
Class I                                0.05%       0.02%       0.36%      0.43%
Class II **                            0.05%       0.02%       0.16%      0.23%

Mid/Small Co. Index
Class I                                0.05%       0.07%       0.40%      0.52%
Class II **                            0.05%       0.07%       0.20%      0.32%

Overseas Equity Index
Class I                                0.05%       0.10%       0.52%      0.67%
Class II **                            0.05%       0.10%       0.32%      0.47%

MODEL PORTFOLIO FUNDS***
Model Portfolio Savings Oriented       0.10%          --       0.89%      0.99%
Model Portfolio Conservative Growth    0.10%          --       0.90%      1.00%
Model Portfolio Traditional Growth     0.10%          --       0.95%      1.05%
Model Portfolio Long-Term Growth       0.10%          --       0.93%      1.03%
Model Portfolio All-Equity Growth      0.10%          --       1.10%      1.20%

  + VIA will waive its advisory fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate advisory fees of the Growth Fund to exceed .54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.
  ++ These fees have been restated to reflect the elimination of the master-feeder structure for the Index Funds.
 ** Please see "Purchases, Exchanges, and Redemptions--Purchases" for the eligibility criteria for Class II shares.
*** Shareholders in the Model Portfolio Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio Funds invest. The expense figure in the column labeled "Other Expenses" includes an estimate of this indirect expense, based upon each underlying Fund's current expense ratio.

Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:


           ACTIVELY MANAGED FUNDS              1 YR*   3 YRS   5 YRS   10 YRS
           ----------------------              -----   -----   -----   ------
Money Market                                   $ 65    $202    $352    $  788
Income Preservation                            $ 84    $263    $457    $1,017
US Government Securities                       $ 63    $196    $341    $  764
Asset Allocation                               $ 78    $244    $424    $  945
Equity Income                                  $ 94    $295    $511    $1,135
Growth & Income                                $ 85    $266    $462    $1,029
Growth                                         $ 98    $307    $533    $1,182
Aggressive Opportunities                       $126    $393    $679    $1,492
International                                  $125    $389    $674    $1,484
INDEX FUNDS
Core Bond Index
Class I                                        $ 45    $142    $247    $  555
Class II **                                    $ 25    $ 77    $135    $  306
500 Stock Index
Class I                                        $ 46    $145    $253    $  568
Class II **                                    $ 26    $ 81    $141    $  318
Broad Market Index
Class I                                        $ 44    $138    $241    $  534
Class II **                                    $ 24    $ 74    $130    $  293
Mid/Small Co. Index
Class I                                        $ 53    $167    $291    $  654
Class II **                                    $ 33    $103    $180    $  406
Overseas Equity Index
Class I                                        $ 69    $215    $374    $  837
Class II **                                    $ 48    $151    $264    $  593
MODEL PORTFOLIO FUNDS***
Model Portfolio Savings Oriented               $101    $317    $549    $1,217
Model Portfolio Conservative Growth            $103    $320    $555    $1,229
Model Portfolio Traditional Growth             $108    $336    $582    $1,288
Model Portfolio Long-Term Growth               $106    $329    $571    $1,264
Model Portfolio All-Equity Growth              $123    $383    $663    $1,461



   * The following example shows the effect of redemption fees charged to Vantagepoint Elite shareholders for shares held for one year or less. Vantagepoint Elite shareholders purchase Class I Shares of the Index Funds.

Money Market                     $115     500 Stock Index Class I                $ 96
US Government Securities         $113     Broad Market Index Class I             $ 94
Asset Allocation                 $128     Mid/Small Co Index Class I             $103
Equity Income                    $144     Overseas Equity Index Class I          $119
Growth & Income                  $135     Model Portfolio Savings Oriented       $151
Growth                           $148     Model Portfolio Conservative Growth    $153
Aggressive Opportunities         $176     Model Portfolio Traditional Growth     $158
International                    $175     Model Portfolio Long-Term Growth       $156
Core Bond Index Class I          $ 95     Model Portfolio All-Equity Growth      $173



 ** Amounts shown are equivalent to the total expenses that will be paid by Class II shareholders. Please see "Purchases, Exchanges, and
    Redemptions--Purchases" for the eligibility criteria for Class II shares.



*** Reflects an estimate of the indirect expenses of the underlying Funds.



If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

INVESTMENT OBJECTIVES,
INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS
--------------------------------------------------------------------------------

The Funds' investment adviser, VIA, manages the investment process by evaluating, selecting, and monitoring the subadvisers of each Fund. VIA also selects the underlying Vantagepoint Funds in which the Model Portfolio Funds invest.

For certain Funds, VIA employs a multi-management strategy to manage a Fund using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA seeks to identify individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

Actively Managed Funds

Money Market Fund

GENERAL DESCRIPTION AND GOALS--The Money Market Fund seeks current income, consistent with preservation of capital by investing, through an underlying fund, in specified money market instruments that meet the diversification, maturity and credit quality provisions of Rule 2a-7 under the Investment Company Act of 1940.

INVESTMENT STRATEGY--The Money Market Fund invests substantially all of its assets in a registered money market mutual fund, the Short-Term Investments Co. Liquid Assets Portfolio, whose investment adviser is AIM Advisors, Inc. The underlying portfolio of the Short-Term Investments Co. Liquid Assets Portfolio consists of certificates of deposit of major U.S. banks, prime commercial paper, high-quality short-term corporate obligations, and short-term U.S. Government and agency securities. The Fund's portfolio has an average maturity of less than 90 days.

INVESTMENT RISKS--The Fund seeks to maintain a constant NAV per share of $1.00. However, there is no guarantee that it will be able to do so and it is possible to lose money by investing in the Fund.

Income Preservation Fund

GENERAL DESCRIPTION AND GOALS--The Income Preservation Fund seeks a high level of current income while preserving principal and seeking to maintain a stable NAV per share.

INVESTMENT STRATEGY--The Income Preservation Fund invests primarily in high-quality short-and intermediate-term fixed income securities.

These securities may include money market instruments that a rating agency has rated in one of its top two short-term ratings categories; securities issued or guaranteed by the U.S. or a foreign government; mortgage-backed securities; asset-backed securities; and corporate securities. The Fund can invest up to 10% of its assets in unaffiliated fixed income mutual funds that meet the Fund's credit and liquidity guidelines. The Fund may invest its assets in derivative instruments such as futures, options and options on futures if used for relative value, hedging or risk control, but not for speculation. The Fund may use swap agreements to manage interest rate and credit exposure. The average duration of the Fund's portfolio holdings will normally range from 1.5 to 4.0 years.

The Fund will seek to maintain a stable NAV by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers") that a rating agency has rated in one of its top two primary rating categories. These agreements are designed to allow the Fund to maintain its NAV at $100.00. The agreements normally allow the Fund to offset daily market fluctuations in the value of its portfolio of fixed income securities and to value those securities at their book value. There is no guarantee that the wrapper agreements will in fact stabilize the NAV and it is possible to lose money by investing in the Fund.

INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities including credit and interest rate risk, as well as to the risk that the wrapper agreements it purchases will fail to achieve the goal of limiting fluctuations in the Fund's NAV. The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.

Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults on payment of principal or interest or has its credit rating downgraded, the Fund may have to sell such security quickly and at a price that may not reflect its book value, and the wrapper agreements will not shield the Fund from any resulting loss. Additionally, the wrapper agreements are not liquid investments.

The Fund may not be able to maintain a constant NAV if any government or self-regulatory agency determines that it is not appropriate to value the wrapper agreements as offsetting the market value fluctuations of its portfolio of fixed income securities. The staff of the SEC has inquired as to the valuation methodology for wrapper agreements commonly used by "stable value" mutual funds, including the Fund. In the event that the SEC determines that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, the fair value of the wrapper agreements would be different and may result in an increase or decrease to the Fund's NAV.

The Fund is also exposed to the risk that a wrap provider may have its credit rating downgraded or that a wrap provider may default on its obligations altogether. This would require the Fund to seek other suitable wrapper arrangements, which may not be readily available.

Criteria VIA considers for selecting wrap providers include factors such as asset quality, both present and potential; capital adequacy; product mix; profitability; and competence of senior management. Also taken into consideration are ratings as to "claims-paying ability" available through the major independent rating services (Moody's and Standard & Poor's).

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Payden & Rygel Investment Counsel ("Payden & Rygel") Los Angeles, California, serves as a bond manager focusing on short-term fixed income securities. Brian Matthews, CFA and Managing Principal, serves as lead portfolio manager. Mr. Matthews began his investment career in 1983 and joined Payden & Rygel in 1986. He is a senior member of the firm's Investment Policy Committee.

Pacific Investment Management Company, LLC ("PIMCO") Newport Beach, California, serves as a bond manager focusing on intermediate core-type fixed income securities. PIMCO seeks to add value through traditional sector and security selection across a wide range of security types. William H. Gross, Managing Director, Chief Investment

Officer and founding member of PIMCO, has led a portfolio management team responsible for developing and implementing the Fund's investment strategy since the inception of the Fund. Pasi Hamalainen serves as portfolio manager. Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of risk oversight. In addition, he has oversight responsibility for the insurance specialty team. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined the firm in 1994, previously having held a fellowship at The Wharton School. He has eleven years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

Wellington Management Company, LLP ("Wellington Management") Boston, Massachusetts, serves as a bond manager focusing on core fixed income securities. Wellington Management seeks to add value through traditional sector and security selection across core-type securities. Valerie Mosely Diamond, CFA, serves as portfolio manager. Ms. Diamond began her investment career in 1982 and joined Wellington Management as a fixed income portfolio manager in 1992.

US Government Securities Fund

GENERAL DESCRIPTION AND GOALS--The US Government Securities Fund seeks to provide current income and appreciation consistent with the preservation of principal by investing primarily in debt and mortgage-backed securities issued or guaranteed by the U.S. Government or U.S. Government sponsored agencies. Investments will be combined to provide an intermediate-term maturity exposure.

INVESTMENT STRATEGY--The US Government Securities Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Treasury, U.S. Government, and U.S. Government sponsored agency securities, including mortgage-backed securities. The Fund may invest up to 60% of its assets in such mortgage-backed securities. The Fund may also invest in fixed income futures. The combination of fixed income securities and futures is intended to maintain average maturity exposure comparable to that of a fully invested intermediate-term bond portfolio.

INVESTMENT RISKS--The Fund is primarily subject to interest rate risk, prepayment risk and spread risk. The Fund is expected to experience the volatility characteristics of an intermediate-term bond fund.

INVESTMENT SUBADVISER--Mellon Capital Management Corporation ("Mellon Capital"), San Francisco, California, seeks to match or exceed the performance of the Lehman Intermediate Government Index by investing primarily in U.S. Treasury, U.S. Government, and U.S. Government sponsored agency debt and mortgage-backed securities. Mellon Capital employs a team approach to managing the portfolio.

Asset Allocation Fund

GENERAL DESCRIPTION AND GOALS--The Asset Allocation Fund seeks long-term growth at a lower level of risk than an all-equity portfolio by tactically allocating among common stocks, U.S. Treasury securities, and short-term debt instruments in proportions determined by the subadviser based on relative expected returns and risk for each asset class.

INVESTMENT STRATEGY--The Asset Allocation Fund's subadviser applies a tactical asset allocation strategy based on systematic assessment of quantifiable criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

The Fund's stock allocation is passively managed in a portfolio designed to approximate the investment characteristics and performance of the S&P 500 Index. The Treasury allocation is passively managed to seek to approximate the investment characteristics and performance of the Lehman Brothers Long-Term U.S. Treasury Index. The cash allocation is invested in short-term debt instruments and is actively managed. Stock and Treasury exposure may be obtained or modified by using S&P 500 Index and U.S. Treasury note and bond futures contracts.

Allocation among asset classes typically changes gradually over time. Under normal circumstances, the Fund has 40% to 70% of its assets invested in common stocks, however, the stock allocation may range from 0-100% of Fund assets.

INVESTMENT RISKS--The Fund is subject to the general risks associated with stock market investing, as well as to credit and interest rate risks.

INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to actively allocate the Fund's assets among stocks, long-term U.S. Treasury securities, and short-term debt instruments. Allocation changes are determined based on relative expected returns of the asset classes. Mellon Capital employs a team approach to managing the portfolio.

Equity Income Fund

GENERAL DESCRIPTION AND GOALS--The Equity Income Fund seeks long-term capital growth and current income by investing primarily in dividend-paying common stocks of well-established companies.

INVESTMENT STRATEGY--The Equity Income Fund seeks to invest primarily in the common stocks of companies that pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in bonds, convertible securities and securities of foreign issuers. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to the general risks of stock market investing. The Fund's emphasis on large-capitalization, dividend-paying companies is intended to result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Dallas, Texas, follows a value-oriented investment approach that stresses fundamental analysis in its process of individual stock selection. BHM&S employs a team approach to managing the portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland, seeks to invest in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. Brian C. Rogers, CFA and CIC, serves as portfolio manager. Mr. Rogers began his investment career in 1979 and joined T. Rowe Price in 1982.

Southeastern Asset Management, Inc. ("Southeastern"), Memphis, Tennessee, seeks to invest in financially strong, well-managed companies whose stock prices are significantly below their business values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

Growth & Income Fund

GENERAL DESCRIPTION AND GOALS--The Growth & Income Fund seeks long-term capital growth by investing primarily in common stocks that its subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks.

INVESTMENT STRATEGY--The Growth & Income Fund focuses on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth, or both, and that may provide current dividend income. The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all the general risks of investing in the stock market and is expected to exhibit the risk characteristics of a common stock portfolio. In addition, the Fund is subject to the risks of investing in foreign securities. The Fund is also subject to credit and interest rate risks.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, invests primarily in larger U.S. companies. Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.

T. Rowe Price, Baltimore, Maryland, uses fundamental research to identify firms that it believes to be well-established in their industries and have potential for above-average earnings. T. Rowe Price focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. Larry
J. Puglia, CPA and CFA, serves as portfolio manager. Mr. Puglia began his investment career in 1989 and joined T. Rowe Price in 1990.

Wellington Management, Boston, Massachusetts, uses a value investment approach investing in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. John R. Ryan, CFA, serves as portfolio manager. Mr. Ryan began his investment career in 1981, when he joined Wellington Management.

Growth Fund

GENERAL DESCRIPTION AND GOALS--The Growth Fund seeks long-term growth of capital by investing primarily in common stocks believed to have above-average potential for growth. Current income is incidental to the overall objective.

INVESTMENT STRATEGY--The Growth Fund invests in common stocks of companies that its subadvisers believe to have prospects for above-average growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund also includes smaller-capitalization stocks. The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund's investment in smaller companies may expose it to greater risk of loss and price volatility. In addition, the Fund is subject to credit and interest rate risks as well as the risk of investing in foreign securities. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility than the stock market as a whole, particularly over shorter time periods, when other styles of investing may outperform or underperform the growth style employed by the Fund.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Brown Capital Management, Inc. ("Brown"), Baltimore, Maryland, follows a growth-at-a-reasonable-price investment style that selects stocks of mid- to large-sized companies that it believes have the potential for superior earnings growth. Brown employs a team approach in managing the portfolio.

Fidelity Management & Research Company ("FMR"), Boston, Massachusetts, focuses on stocks of companies of all sizes whose earnings are expected to benefit from emerging trends. FMR Co., Inc. serves as a sub-subadviser and is primarily responsible for choosing investments for the Fund. Neal Miller serves as portfolio manager. Mr. Miller began his investment career in 1983 and joined FMR as a portfolio manager in 1988.

Peregrine Capital Management, Inc. ("Peregrine"), Minneapolis, Minnesota, seeks to invest in high quality, long-term growth companies that have quality fundamental characteristics and generally below-average debt that can produce long-term earnings growth and that offer the potential for superior returns on capital. John Dale, CFA, and Gary Nussbaum, CFA, serve as portfolio managers. Mr. Dale has been with Peregrine since 1987 and Mr. Nussbaum has been with Peregrine since 1990.

Tukman Capital Management, Inc. ("Tukman"), Larkspur, California, follows a contrarian investment style that focuses on stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman serve as portfolio managers. Mr. Tukman began his investment career in 1970 and founded the firm in 1980. Mr. Grossman began his investment career in 1977 and joined Tukman in 1982.

Aggressive Opportunities Fund

GENERAL DESCRIPTION AND GOALS--The Aggressive Opportunities Fund seeks high long-term capital appreciation without emphasis on current income. The Fund invests primarily in the common stocks of small- to medium-capitalization U.S. and foreign companies.

INVESTMENT STRATEGY--The Aggressive Opportunities Fund invests in common stocks of companies that its subadvisers believe may offer unique prospects for capital appreciation. The Fund's investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives. The subadvisers also may seek to hedge against foreign currency risks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the added volatility of returns for small- and medium-capitalization stocks as compared to the returns of larger-capitalization stocks and to the additional risks of investing in foreign securities. These include the risk of loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets. The Fund is also subject to credit and interest rate risks. The Fund may also be subject to higher brokerage costs and certain tax consequences related to frequent portfolio transactions.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Southeastern, Memphis, Tennessee, seeks to invest in financially strong, well-managed companies regardless of sector or country, that can be purchased at prices Southeastern believes are significantly below their current values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern. Andrew McDermott also is a member of this team. Mr. McDermott joined Southeastern in 1998. Prior to joining Southeastern, Mr. McDermott was with JP Morgan from 1994 to 1998.

T. Rowe Price, Baltimore, Maryland, seeks to invest in small, fast-growing U.S. companies that T. Rowe Price believes have the potential for superior long-term performance. John H. Laporte, CFA, serves as portfolio manager. Mr. Laporte has been with T. Rowe Price since 1976 and has been managing investments since 1984.

Wellington Management, Boston, Massachusetts, seeks to invest in smaller U.S. and non-U.S. companies which may provide superior return opportunities. This means that such companies may be under-researched and undiscovered. Edward L. Makin and Jamie A. Rome, CFA, serve as portfolio managers. Mr. Makin has been with Wellington Management since 1994 and has more than 17 years of investment experience. Mr. Rome has been with Wellington Management since 1994 and also has more than 17 years of investment experience.

International Fund

GENERAL DESCRIPTION AND GOALS--The International Fund seeks long-term growth of capital by investing primarily in the common stocks of companies headquartered in developed countries outside of the United States. Current income is incidental to the overall objective.

INVESTMENT STRATEGY--The International Fund invests primarily in common stocks of companies located in developed countries, including those in Europe, Asia, and the Far East. The Fund may also invest, to a lesser extent, in less developed markets in Asia, Europe, Latin America, and Africa. The Fund will invest, under normal circumstances, at least 80% of its net assets in foreign equity securities. The Fund may also invest a portion of its assets in U.S. or foreign bonds and U.S. stocks. In addition to common stocks, the Fund may invest in other securities, including futures contracts, convertible securities, currency futures, bonds and domestic stocks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.


INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the additional risks of investing in foreign securities. These include the risk of loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets. The Fund is also subject to credit and interest rate risks.


INVESTMENT SUBADVISERS--The fund is managed by multiple subadvisers:


Capital Guardian, Los Angeles, California, uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.



Artisan Partners Limited Partnership ("Artisan Partners"), Milwaukee, Wisconsin, seeks long-term capital growth and diversification by country, by using fundamental analysis to identify stocks of individual non-U.S. companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long-or short-term growth opportunities. Mark Yockey, CFA, a managing director of Artisan Partners, serves as portfolio manager. Mr. Yockey joined Artisan Partners in 1995 and has worked in the investment management industry since 1981.


Index Funds

Core Bond Index Fund


GENERAL DESCRIPTION AND GOALS--The Core Bond Index Fund seeks current income by investing, under normal circumstances, at least 90% of its net assets in a portfolio that seeks to approximate the investment characteristics and performance of the Lehman Brothers Aggregate Bond Index, an index of Treasury, agency, and investment-grade corporate and mortgage obligations.



INVESTMENT STRATEGY--The Core Bond Index Fund invests in a sampling of securities contained in the Lehman Brothers Aggregate Bond Index.


INVESTMENT RISKS--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting change in value. Additionally, the Fund is subject to credit risk (defined under "Risks of Investing in the Funds").


INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to match or exceed the performance of the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error. Mellon Capital employs a team approach to managing the portfolio.


500 Stock Index Fund


GENERAL DESCRIPTION AND GOALS--The 500 Stock Index Fund seeks long-term capital growth by investing, under normal circumstances, at least 90% of its net assets in a portfolio that consists of all of the stocks in the S&P 500 Index weighted to seek to replicate the investment characteristics and performance of the index.



INVESTMENT STRATEGY--The 500 Stock Index Fund seeks to replicate the holdings of the S&P 500 Index.


INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, including the risk of price volatility particularly over the short term.


INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to match the performance of the S&P 500 Index, the Fund's benchmark. Mellon Capital uses a trading strategy that minimizes the impact of index additions and deletions while minimizing tracking error. Mellon Capital employs a team approach to managing the portfolio.


Broad Market Index Fund


GENERAL DESCRIPTION AND GOALS--The Broad Market Index Fund seeks long-term capital growth by investing under normal circumstances at least 90% of its net assets in a portfolio that seeks to approximate the investment characteristics and performance of the Wilshire 5000 Total Market Index, an index of all publicly traded U.S. stocks.

INVESTMENT STRATEGY--The Broad Market Index Fund invests in a sampling of securities contained in the Wilshire 5000 Total Market Index.



INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 5000 Total Market Index includes small- and mid-capitalization companies, whose stocks tend to have greater price volatility and higher risk of loss than those of larger companies.



INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to match the performance of the Wilshire 5000 Total Market Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error. Mellon Capital employs a team approach to managing the Portfolio.


Mid/Small Company Index Fund


GENERAL DESCRIPTION AND GOALS--The Mid/Small Company Index Fund seeks long-term capital growth by investing, under normal circumstances, at least 90% of its net assets in a portfolio that seeks to approximate the investment characteristics and performance of the Wilshire 4500 Completion Index, an index of small- and medium-capitalization companies.



INVESTMENT STRATEGY--The Mid/Small Company Index Fund invests in a sampling of securities contained in the Wilshire 4500 Completion Index.



INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 4500 Completion Index is comprised entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility and higher risk of loss than those of larger U.S. stocks.



INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to match the performance of the Wilshire 4500 Completion Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error. Mellon Capital employs a team approach to managing the portfolio.


Overseas Equity Index Fund


GENERAL DESCRIPTION AND GOALS--The Overseas Equity Index Fund seeks long-term capital growth and diversification by investing, under normal circumstances, at least 90% of its net assets in a portfolio that seeks to approximate the investment characteristics and performance of the MSCI EAFE Free Index, an index of non-U.S. stocks, and companies in developed markets.



INVESTMENT STRATEGY--The Overseas Equity Index Fund invests in a sampling of securities contained in the MSCI EAFE Free Index.



INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the additional risks of investing in foreign securities. These include the risk of loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets.



INVESTMENT SUBADVISER--Mellon Capital, San Francisco, California, seeks to match the performance of the MSCI EAFE Free Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error. Mellon Capital employs a team approach to managing the portfolio.


Model Portfolio Funds


The five Vantagepoint Model Portfolio Funds are designed to provide investors with a complete investment program--asset allocation, fund selection, and rebalancing--in a single fund. The Model Portfolio Funds invest in other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund seeks a different degree of potential risk and return by diversifying among various Vantagepoint Funds in differing allocations. All references to a Fund in this discussion are to The Vantagepoint Funds.

INVESTMENT RISKS--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

Model Portfolio Savings Oriented Fund

GENERAL DESCRIPTION AND GOALS--To offer preservation of principal, reasonable current income, and some capital growth while seeking to minimize risk. INVESTMENT STRATEGY--The Model Portfolio Savings Oriented Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  65%
US Government Securities Fund             10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%

It seeks to achieve its objectives by emphasizing stable value and bond (fixed income) investments (75%), with the remainder invested in Funds featuring holdings in larger company stocks (20%) and international equities (5%).

The fixed-income portion of the Model Portfolio Fund is anchored by a substantial position in the Income Presentation Fund which seeks a high level of current income while seeking to preserve principal and maintain a stable NAV per share.

While the principal objective of the Model Portfolio Fund is income and preservation of principal, exposure to U.S. Treasury and agency securities will cause its NAV to fluctuate in response to changes in interest rates. The Model Portfolio Fund's exposure to stocks is intended to provide slightly better protection against inflation than would a fund consisting only of stable value and fixed income securities; however, as with all mutual funds, the NAV of the Model Portfolio Fund will fluctuate.

SUITABILITY FOR INVESTORS--The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth. The Model Portfolio Fund may be suitable if you have a low tolerance for price fluctuations or you wish to invest for the short term.

Model Portfolio Conservative Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer reasonable current income and capital preservation, with a modest emphasis on the potential for capital growth.

INVESTMENT STRATEGY--The Model Portfolio Conservative Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  50%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
Growth Fund                                8%
Aggressive Opportunities Fund              5%
International Fund                         7%

This Model Portfolio Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It seeks to accomplish this by distributing assets between Funds investing in fixed-income investments (60%), the Income Preservation Fund component of which seeks to provide a consistent and market-like yield, and equities (40%), which provide the potential for greater growth.

The assets are further diversified within these two main asset categories. Within the fixed income allocation, the stable value Income Preservation Fund and the Core Bond Index Fund complement each other by seeking to provide stable returns, consistent income, and broad access to the bond market. This combination offers the potential for a higher yield, but with more volatility, than an investment exclusively in the Income Preservation Fund.

The equity allocation is diversified among Funds that invest in large-, medium and small company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger dividend-paying U.S. common stocks. The Growth & Income, Growth and Aggressive Opportunities Funds add the potential for growth in the stock portion of the Model Portfolio Fund. International equity exposure through investment in the International Fund adds diversification to the Model Portfolio Fund and may provide the potential for additional growth.

SUITABILITY FOR INVESTORS--The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income derived from a significant investment in the Income Preservation Fund but also desire the opportunity for higher returns without high volatility. Although less than half the Model Portfolio Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. This Model Portfolio Fund could be appropriate if you intend to invest for the intermediate term.

Model Portfolio Traditional Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer moderate capital growth and reasonable current income.

INVESTMENT STRATEGY--The Model Portfolio Traditional Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  30%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      15%
Growth Fund                               15%
Aggressive Opportunities Fund             10%
International Fund                        10%

The Model Portfolio Traditional Growth Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60% allocated to stocks and 40% to fixed income. This asset mix seeks to provide the benefit of the higher, long term returns expected from stocks while the income generated by fixed income securities seeks to dampen Model Portfolio Fund volatility.

The equity allocation is diversified among Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad. The 25% invested in the Equity Income and Growth & Income Funds provides exposure to less volatile investments in larger capitalization U.S. corporations. The remaining 25% U.S. stock position is allocated to more aggressive investments including the Growth Fund, which emphasizes growing companies of all sizes and the Aggressive Opportunities Fund, which invests in small- and medium-capitalization companies. The International Fund adds a final level of diversification and opportunity for growth in principal.

The fixed income portion of the Fund allocated to the Core Bond Index Fund may provide a higher yield and broad access to the bond market, but includes more potential for volatility and loss than an investment exclusively in the Income Preservation Fund.

SUITABILITY FOR INVESTORS--With more than half of the fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. This Model Portfolio Fund may be suitable if you wish to participate in the returns expected from stocks but also want to seek to maintain the lower volatility resulting from a significant investment in the Income Preservation Fund. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

Model Portfolio Long-Term Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer long-term growth and modest current income.

INVESTMENT STRATEGY--The Model Portfolio Long-Term Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Core Bond Index Fund                      20%
Equity Income Fund                        13%
Growth & Income Fund                      20%
Growth Fund                               20%
Aggressive Opportunities Fund             15%
International Fund                        12%

The Model Portfolio Fund has an 80% allocation to underlying Funds that invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse market conditions.

Within the allocation to Funds that invest in stocks, assets are divided among six underlying Funds: the

Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund which further diversify the Fund's investment exposure.

The 20% fixed income portion of the Model Portfolio Fund is allocated to the Core Bond Index Fund, which adds yield and potentially reduces the impact of short-term price volatility from the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

SUITABILITY FOR INVESTORS--The sizable allocation to stocks and the emphasis on growth stocks mean this Model Portfolio Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize principal growth, and are willing to accept losses, which may be substantial, with the expectation that short-term losses may be recovered over longer investment periods.

Model Portfolio All-Equity Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer high long-term capital growth.

INVESTMENT STRATEGY--The Model Portfolio All-Equity Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Equity Income Fund                        15%
Growth & Income Fund                      20%
Growth Fund                               30%
Aggressive Opportunities Fund             20%
International Fund                        15%

The Model Portfolio All-Equity Growth Fund has a 100% allocation to underlying Funds that invest, under normal circumstances, at least 80% of their assets in equity securities. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have a degree of volatility similar to the stock market.

The Model Portfolio All-Equity Growth Fund's assets are allocated among five Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S. and serves to further diversify the Fund.

SUITABILITY FOR INVESTORS--The 100% allocation to stocks and the inclusion of higher risk strategies mean this Model Portfolio Fund should be considered an aggressive investment. It may be suitable if you are an aggressive investor seeking capital appreciation, intend to invest for the long term (10 years or more), are seeking to maximize principal growth without regard to current income, and are willing to accept losses, which may be substantial, in the expectation that short-term losses may be recovered over longer investment periods.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio Funds are subject to a number of risks that may affect the value of their shares and therefore, impact the Model Portfolio Funds. Also with respect to the Model Portfolio Funds, the proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

I. Stock Market Risk


Stock market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.


To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS

                                  (1926-2003)



                       1 YEAR   5 YEARS   10 YEARS   20 YEARS
                       ------   -------   --------   --------
Best                   53.99%    28.55%    20.06%     17.87%
Worst                  -43.34%  -12.47%    -0.89%      3.11%

Average                12.41%    10.78%    11.22%     11.38%



The S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility and risk of loss. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index.


II. Foreign Securities Risk


Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, operational uncertainty, differing accounting and financial reporting standards, limited availability of information and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments. These risk factors may be even more prevalent in emerging markets. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.



III. Interest Rate Risk


Bonds also experience market risk, which is linked to changes in interest rates. The general rule is that if interest rates rise, bond prices will fall. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as to corporate securities.


A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. Because of their very short-term nature, money market instruments carry less interest rate risk.



Mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Additionally, mortgage securities are exposed to spread risk which is the possibility that the yield demanded by investors will rise relative to Treasury yields.


IV. Credit Risk


Bonds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have virtually no credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard

& Poor's Rating Group, such as some of the bonds held by the Core Bond Index Fund, are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk. Of course, bonds with lower credit ratings generally pay a higher level of income to investors.

V. Objective/Style Risk


All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers will trail the returns of the overall market.


In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a fund with a specific style you would be exposed to this risk.

VI. Manager Risk

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.


VII. Derivative Securities Risk



Futures, option contracts and swap agreements are considered derivative investments, since their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivatives that a Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.


INVESTMENT LIMITATIONS
----------------------------------------------------


Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the Statement of Additional Information for other investment limitations and restrictions. Some of these limitations are that a Fund will not:


(a) with respect to 75% (100% for the Money Market Fund) of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund or to the extent that the applicable benchmark for an Index Fund does not meet this standard);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser to The Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to an investment advisory agreement with The Vantagepoint Funds. VIA, a registered investment adviser, is a wholly-owned subsidiary of the ICMA Retirement Corporation ("RC"). RC has been registered as an investment adviser since 1983. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities establish and maintain deferred compensation and qualified retirement plans for their public sector employees. RC's primary advisory client is the Trust (previously known as the ICMA Retirement Trust), which was formed to commingle and invest the assets of the retirement plans administered by RC.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. The subadvisers are retained on behalf of the Funds by VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA selects the Vantagepoint Funds in which the Model Portfolio Funds invests.

The Funds pay VIA and their subadvisers fees for managing the Funds' investments that are calculated as a percentage of a Fund's assets under management. The following represents total advisory and subadvisory fees paid by the Fund for the fiscal year end December 31, 2003:

                                 ADVISORY FEE
            FUNDS                    PAID
            -----                ------------
Money Market                         0.10%
Income Preservation*                 0.28%
US Government Securities*            0.19%
Asset Allocation*                    0.34%
Equity Income*                       0.51%
Growth & Income*                     0.42%
Growth*                              0.55%
Aggressive Opportunities*            0.78%
International*                       0.67%
Core Bond Index*                     0.07%
500 Stock Index*                     0.07%
Broad Market Index*                  0.07%
Mid/Small Company Index*             0.12%
Overseas Equity Index*               0.15%
Savings Oriented                     0.10%
Conservative Growth                  0.10%
Traditional Growth                   0.10%
Long-Term Growth                     0.10%
All-Equity Growth                    0.10%

* Consists of advisory fee plus the appropriate subadviser fee, if applicable.

The advisory and subadvisory fees charged can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services."

VIA has the ultimate responsibility to oversee the subadvisers and recommend to the Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may change subadvisers with the approval of the Funds' Board of Directors and upon notice to shareholders.

Shareholder approval of a change in subadvisory arrangements is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that were previously approved by shareholders. Shareholders of the following Funds have previously approved the maximum aggregate advisory fees set forth below:

                                      MAXIMUM
                                     AGGREGATE
                                      ADVISORY
               FUND                     FEE
               ----                  ---------
Money Market                            0.29%
US Government Securities                0.32%
Asset Allocation                        0.49%
Equity Income                           0.53%
Growth & Income                         0.56%
Growth                                  0.54%
Aggressive Opportunities                0.95%
International                           0.73%
Core Bond Index                         0.23%
500 Stock Index                         0.20%
Broad Market Index                      0.23%
Mid/Small Company Index                 0.25%
Overseas Equity Index                   0.40%

From time to time VIA may recommend to the Board of Directors that a subadviser be terminated and replaced with another subadviser. VIA may also recommend to the Board that a portion of a Fund's assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds' Board of Directors.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the New York Stock Exchange is suspended.

SHARE ACCOUNTING FOR ALL FUNDS
----------------------------------------------------

A share represents a dollar-weighted proportional ownership interest in each of the Funds in which you are invested. The Funds do not issue share certificates.

The price of a share is known as its NAV. The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment position equals the number of shares you own multiplied by the current day's NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds."

VALUATION OF THE FUNDS
----------------------------------------------------


Investment securities held by the Funds are valued each business day at their current market value.



Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Board of Directors. Each Fund normally uses the amortized cost method to value fixed income securities that will mature in 60 days or less.



Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. If it is determined that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the Fund calculates its NAV, the Fund may use fair value methods to reflect those changes.



A Fund may own securities that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to buy or sell shares of the Fund.



Securities issued by open-end investment companies held by a Fund will be valued using the respective NAV of such investment companies for purchase and/or redemption orders placed on that day.



For the Short-Term Investments Co. Liquid Assets Portfolio in which the Money Market Fund invests, NAV is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of a fund's debt securities and assumes a steady increase (decrease) in value until maturity.


For the Income Preservation Fund, the Fund enters into wrapper agreements with financial institutions that are designed, under normal conditions, to allow the Fund to offset any fluctuations in the market value of its portfolio of fixed income securities relative to their book value, thereby maintaining a constant or stable NAV. Under normal circumstances, the value of the wrapper agreement is the difference between the aggregate book value and the current market value of the Fund's portfolio securities covered by the agreement.

REINVESTMENT OF EARNINGS
----------------------------------------------------

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares.

PRICING AND TIMING OF TRANSACTIONS
----------------------------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds' transfer agent receives the transaction request. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time -- at that day's closing price. If a transaction request is received in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received by 12 noon Eastern Time to receive that day's NAV. Vantagepoint Elite investors will receive the NAV next determined following the receipt of the order for purchase, redemption, or exchange. Each Fund calculates its NAV at the close of each business day.

REPORTING TO INVESTORS
----------------------------------------------------

Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. Call the toll-free investor service line at 1-800-669-7400 or contact the Funds at InvestorServices@icmarc.org immediately if you see any errors or discrepancies.

For transactions that receive confirmation statements, if you notify us of an error within 30 days of the confirmation date, we will correct the transaction and your account will be made 100% whole. For transactions for which you receive a quarterly statement, if you notify us of an error within 90 days of the end of the quarter, we will correct the transaction and your account will be made 100% whole.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
----------------------------------------------------

The Funds are open for investment by, but not limited to the following: (i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (iv) persons participating in the VantageCare Retirement Health Savings Plan; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; (vii) Directors of The Vantagepoint Funds or (viii) RC and its affiliates. The details of such eligibility criteria are set forth in the account application.



The Income Preservation Fund is available for purchase only by IRA investors as described above, the Model Portfolio Funds and by persons participating in the VantageCare Retirement Health Savings Plan.



Class I shares of the Index Funds are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the VantageTrust containing assets of less than $20 million. Plans having total assets administered by RC in excess of $20 million or that have other qualifying plan characteristics (as determined by RC) invest through the applicable VantageTrust Index Fund in Class II shares. RC may implement average account balance requirements. Other plans and certain IRA accounts known as "deemed IRAs" with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.


There are no minimum investment amounts (except for Vantagepoint Elite investors--see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investment in the Vantagepoint Funds (other than the transaction fees previously described in this prospectus--See "Fee Tables").

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or Funds.

PURCHASES--VANTAGEPOINT ELITE
----------------------------------------------------


Shares of The Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by RC participants with over $25,000 combined in all RC accounts (Vantagepoint IRA, 457 plan, 401 plan or VantageCare Retirement Health Savings Plan) or on behalf of a minor if the custodian is an RC accountholder with over $25,000 combined in all RC accounts (Vantagepoint IRA, 457 plan, 401 plan, 529 plan or VantageCare Retirement Health Savings Plan). An initial contribution by the accountholder of $5,000 is necessary in order to open a Vantagepoint Elite account. A minimum initial investment of $5,000 by the Vantagepoint Elite investor in a Vantagepoint Fund is required. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in the amount of $200. There are no front-end sales charges, deferred sales charges or back-end sales charges. A redemption fee of $50 ($30 for the Money Market Fund) will be charged on the redemption of shares held for less than one year by Vantagepoint Elite investors. Ineligible Vantagepoint Elite investments will be returned promptly upon detection and the fund will retain any earnings on such accounts and the ineligible investor will bear any losses. For more information about opening a Vantagepoint Elite account please call 1-800-669-7400 or contact the Fund at InvestorServices@icmarc.org.


PURCHASES BY EMPLOYEE
BENEFIT PLANS
----------------------------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive assets by wire. Investment detail must be submitted on diskette, magnetic tape, electronically or on paper forms.

Purchase orders received in good order prior to the next calculation of the NAV (or 12 noon Eastern Time with respect to fax instructions) are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.


Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to The Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable The Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the Investor.


EXCHANGES AND ALLOCATIONS
AMONG FUNDS
----------------------------------------------------

Investors may submit exchange requests daily through our website
(http://www.icmarc.org), by telephone exclusively through the VantageLine phone system at 1-800-669-7400, or in writing. Remember that an exchange is a two-part transaction - a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), or 12 noon Eastern Time for fax instructions, on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES -- VANTAGEPOINT ELITE
----------------------------------------------------


Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors may exchange shares on any business day by VantageLink, mail or telephone. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). The redemption fee of $50 referenced above will not be charged on shares exchanged, however, an exchange fee of $8.00 may be charged.


An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

EXCHANGES BY TELEPHONE
----------------------------------------------------


Investors may make exchanges on any business day through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be tape recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transactions occur. Investors should verify the accuracy of information in confirmations immediately upon receipt. See "VantageLine" below for more information.

MORE INFORMATION ABOUT EXCHANGES AND TRANSFERS
----------------------------------------------------

The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements.


This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual costs that are shared by all investors, regardless of frequency of trading.



The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds. The Funds will take steps to detect and deter such short-term trading, but there can be no assurances that all such trading will be detected and prevented. The Funds reserve the right to amend this policy at any time.


VANTAGELINE
----------------------------------------------------

The Funds maintain VantageLine, an automated service line for the benefit of investors who have access to touch-tone telephones. You may use VantageLine to make exchanges among Funds and change your investment allocation. The phone number is 1-800-669-7400.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made by VantageLink, as described below, or by express mail at the shareholders' expense (see back cover for the Funds' address).

VANTAGELINK
----------------------------------------------------

The Funds maintain VantageLink, a home page on the Internet. The address is http://www.icmarc.org. Information available from the Internet includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via VantageLink. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Written confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

VantageLink is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, VantageLink may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

PURCHASES BY IRA INVESTORS
----------------------------------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via the IRA Wizard through VantageLink. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS
----------------------------------------------------


Shares may be redeemed on any business day, subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.


REDEEMING SHARES IN WRITING

Write a letter of instruction with:

* Name of retirement plan, if applicable

* Your name and address

* The Fund's name

* Your social security number

* The dollar amount or number of shares to be redeemed

* How assets are to be distributed (by mail or by wire)

* If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

REDEMPTIONS -- VANTAGEPOINT ELITE
----------------------------------------------------

A Vantagepoint Elite investor may redeem shares on any business day by mail or telephone. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.

DISTRIBUTION ARRANGEMENTS
----------------------------------------------------


ICMA-RC Services, LLC ("RC Services") serves as distributor to the Funds. RC Services receives no compensation for its services as distributor. RC Services has entered into an agreement with UVEST Financial Service Group, Inc. ("UVEST"), a broker dealer not affiliated with RC Services or the Funds, wherein UVEST will make the Funds available on a retail basis to RC accountholders eligible for the Vantagepoint Elite program. RC Services has agreed to pay UVEST a fee, out of its own resources, of 0.13% assessed against the average daily assets invested in the Funds through this program.

TAXATION
--------------------------------------------------------------------------------

The Vantagepoint Funds have elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute capital gains annually, if any. The Money Market, Income Preservation, Core Bond Index and US Government Securities Funds distribute dividends monthly, and all of the remaining Funds distribute dividends annually.

From time to time, reverse stock splits may be declared for the Income Preservation Fund in order to maintain a stable NAV.

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All earnings and gains are reinvested in the Fund and used to purchase additional shares.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received. Such dividends and distributions may be subject to federal, state and local taxation and are taxable whether or not they are reinvested. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at rates applicable to long-term capital gains. All dividends and distributions will be reinvested unless the Vantagepoint Elite investor elects to have such dividends and distributions paid in cash. Each redemption and exchange of shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Vantagepoint Fund is treated the same as a redemption.

In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds' after-tax returns in the performance tables included in the "SUMMARY--Investments, Risks and Performance" section of this prospectus reflect the Funds' returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and for periods prior to 2001. The information for the fiscal years ended December 31, 2001 and December 31, 2002 was audited by Deloitte & Touche LLP. The report of PricewaterhouseCoopers LLP along with the financial statements and related notes, appears in the 2003 Annual Report which is available upon request.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      MONEY MARKET
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   1.00       $   1.00       $   1.00       $  1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........        0.01           0.01           0.04          0.06           0.04
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................          --           0.00           0.00          0.00           0.00
                                          --------       --------       --------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS......        0.01           0.01           0.04          0.06           0.04
                                          --------       --------       --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.01)         (0.01)         (0.04)        (0.06)         (0.04)
                                          --------       --------       --------       -------        -------
TOTAL DISTRIBUTIONS...................       (0.01)         (0.01)         (0.04)        (0.06)         (0.04)
                                          --------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD........    $   1.00       $   1.00       $   1.00       $  1.00        $  1.00
                                          ========       ========       ========       =======        =======
Total return..........................        0.60%          1.32%          3.70%         6.05%          4.00%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $105,762       $138,232       $119,652       $93,385        $76,773
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.52%          0.49%          0.46%         0.46%          0.47%+
  Ratio of net investment income to
    average net assets................        0.60%          1.79%          4.01%         6.35%          4.70%+
(1) Ratio of expenses to average net
  assets prior to expense reductions
  and reimbursed expenses.............         N/A           0.52%          0.53%         0.52%          0.52%+
(2) Ratio of net investment income to
  average net assets prior to expense
  reductions and reimbursed
  expenses............................         N/A           1.76%          3.94%         6.30%          4.65%+
Portfolio turnover....................         N/A            N/A            N/A           N/A            N/A

------------------
  + -- Annualized
 ++ -- Not annualized
  * -- Commencement of operations
N/A -- Not applicable

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       INCOME PRESERVATION
                                                   ---------------------------

                                                     FOR THE        FOR THE
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       2003          2002-
                                                   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 100.00       $ 100.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...................        3.46           4.02
  Net realized and unrealized gain (loss) on
    investments and futures and foreign currency
    transactions.................................        0.00**         0.00**
                                                     --------       --------
TOTAL FROM INVESTMENT OPERATIONS.................        3.46           4.02
                                                     --------       --------
LESS DISTRIBUTIONS:
  From net investment income.....................       (3.34)         (4.02)
  From net realized gains........................       (0.05)         (0.47)
  Reverse stock split............................        0.05           0.47
  Return of Capital..............................       (0.12)          0.00
                                                     --------       --------
TOTAL DISTRIBUTIONS..............................       (3.46)         (4.02)
                                                     --------       --------
NET ASSET VALUE, END OF PERIOD...................    $ 100.00       $ 100.00
                                                     ========       ========
Total return.....................................        3.51%          4.09%
Ratios/Supplemental data:
  Net assets, end of period (000)................    $619,964       $454,683
Ratios to average net assets:
  Ratio of expenses to average net assets........        0.82%          0.83%
  Ratio of net investment income to average net
    assets.......................................        3.42%          4.02%
Portfolio turnover...............................         211%           310%

                                                         INCOME PRESERVATION
                                                   -------------------------------
                                                                        FOR THE
                                                                      PERIOD FROM
                                                     FOR THE          DECEMBER 4,
                                                    YEAR ENDED          2000* TO
                                                   DECEMBER 31,       DECEMBER 31,
                                                     2001(a)#            2000#
                                                   ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 100.00           $ 100.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...................        5.08               0.47
  Net realized and unrealized gain (loss) on
    investments and futures and foreign currency
    transactions.................................        0.00***            0.00
                                                     --------           --------
TOTAL FROM INVESTMENT OPERATIONS.................        5.08               0.47
                                                     --------           --------
LESS DISTRIBUTIONS:
  From net investment income.....................       (4.93)             (0.47)
  From net realized gains........................       (2.45)             (0.00)
  Reverse stock split............................        2.45               0.00
  Return of Capital..............................       (0.15)              0.00
                                                     --------           --------
TOTAL DISTRIBUTIONS..............................       (5.08)             (0.47)
                                                     --------           --------
NET ASSET VALUE, END OF PERIOD...................    $ 100.00           $ 100.00
                                                     ========           ========
Total return.....................................        5.18%              0.46%++
Ratios/Supplemental data:
  Net assets, end of period (000)................    $408,910           $329,137
Ratios to average net assets:
  Ratio of expenses to average net assets........        0.84%              0.78%+
  Ratio of net investment income to average net
    assets.......................................        5.06%              6.90%+
Portfolio turnover...............................         213%               139%++


------------------
  + -- Annualized
 ++ -- Not annualized
  * -- Commencement of operations

  - -- Per share amounts were calculated using average shares outstanding.

 (a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
N/A -- Not applicable
  # -- Per share amounts were restated to reflect a 0.9953 reverse stock split effective December 27, 2002.
 *** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                US GOVERNMENT SECURITIES
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002         2001(a)          2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.76       $  10.34       $  10.07       $  9.50        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.27           0.34           0.46          0.53           0.44
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................       (0.10)          0.54           0.27          0.57          (0.50)
                                          --------       --------       --------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS......        0.17           0.88           0.73          1.10          (0.06)
                                          --------       --------       --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.30)         (0.35)         (0.46)        (0.53)         (0.44)
  From net realized gains.............       (0.09)         (0.11)         (0.00)        (0.00)         (0.00)
                                          --------       --------       --------       -------        -------
TOTAL DISTRIBUTIONS...................       (0.39)         (0.46)         (0.46)        (0.53)         (0.44)
                                          --------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD........    $  10.54       $  10.76       $  10.34       $ 10.07        $  9.50
                                          ========       ========       ========       =======        =======
Total return..........................        1.66%          8.76%          7.42%        12.00%         -0.66%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $188,546       $235,644       $150,807       $87,209        $76,468
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.61%          0.61%          0.64%         0.68%          0.66%+
  Ratio of net investment income to
    average net assets................        2.57%          3.30%          4.52%         5.54%          5.26%+
Portfolio turnover....................         120%           114%           278%          121%           176%++


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                    ASSET ALLOCATION
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002         2001(a)          2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   5.49       $   6.52       $   9.96       $  10.49      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.07           0.10           0.21           0.29            0.24
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        1.35          (1.13)         (0.83)         (0.36)           0.62
                                          --------       --------       --------       --------      ----------
TOTAL FROM INVESTMENT OPERATIONS......        1.42          (1.03)         (0.62)         (0.07)           0.86
                                          --------       --------       --------       --------      ----------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.16)          0.00          (0.21)         (0.29)          (0.24)
  From net realized gains.............        0.00           0.00          (1.10)         (0.17)          (0.13)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (1.22)          0.00            0.00
  Return of Capital...................        0.00           0.00          (0.29)          0.00            0.00
                                          --------       --------       --------       --------      ----------
TOTAL DISTRIBUTIONS...................       (0.16)          0.00          (2.82)         (0.46)          (0.37)
                                          --------       --------       --------       --------      ----------
NET ASSET VALUE, END OF PERIOD........    $   6.75       $   5.49       $   6.52       $   9.96      $    10.49
                                          ========       ========       ========       ========      ==========
Total return..........................       25.97%        -15.80%         -5.42%         -0.71%           8.61%
Ratios/Supplemental data:
  Net assets, end of period (000).....    $784,440       $648,156       $876,207       $986,504      $1,100,101
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.76%          0.75%          0.75%          0.78%           0.80%+
  Ratio of net investment income to
    average net assets................        1.06%          1.61%          2.21%          2.61%           2.68%+
Portfolio turnover....................          17%            25%           107%            19%              6%++


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     EQUITY INCOME
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   5.98       $   7.12       $   8.15       $   7.16       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.08           0.09           0.11           0.15           0.18
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        1.90          (1.15)          0.06           1.11          (0.68)
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        1.98          (1.06)          0.17           1.26          (0.50)
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.08)         (0.08)         (0.11)         (0.15)         (0.18)
  From net realized gains.............        0.00           0.00          (0.29)         (0.12)         (2.16)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.78)          0.00           0.00
  Return of Capital...................        0.00           0.00          (0.02)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.08)         (0.08)         (1.20)         (0.27)         (2.34)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   7.88       $   5.98       $   7.12       $   8.15       $   7.16
                                          ========       ========       ========       ========       ========
Total return..........................       33.09%        -14.96%          2.92%         17.56%         -4.60%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $824,093       $565,046       $628,075       $522,954       $486,690
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.92%          0.92%          0.94%          0.85%          0.76%+
  Ratio of net investment income to
    average net assets................        1.25%          1.21%          1.37%          2.00%          2.07%+
(1) Ratio of expenses to average net
  assets after to expense reductions
  and reimbursed expenses.............         N/A           0.90%          0.92%          0.79%          0.75%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           1.23%          1.39%          2.06%          2.08%+
Portfolio turnover....................          13%            17%            16%            58%            77%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    GROWTH & INCOME
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   7.24       $   9.45       $  10.83       $  11.85       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.06           0.05           0.05           0.06           0.01
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        2.15          (2.22)         (0.62)          0.44           2.31
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        2.21          (2.17)         (0.57)          0.50           2.32
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.07)         (0.04)         (0.05)         (0.06)         (0.01)
  From net realized gains.............        0.00           0.00           0.00          (1.46)         (0.46)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.70)          0.00           0.00
  Return of Capital...................        0.00           0.00          (0.06)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.07)         (0.04)         (0.81)         (1.52)         (0.47)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   9.38       $   7.24       $   9.45       $  10.83       $  11.85
                                          ========       ========       ========       ========       ========
Total return..........................       30.49%        -22.93%         -4.77%          4.21%         23.50%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $765,115       $515,597       $436,285       $376,137       $235,062
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.83%          0.84%          0.88%          0.82%          0.96%+
  Ratio of net investment income to
    average net assets................        0.86%          0.76%          0.52%          0.58%          0.15%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A           0.81%          0.85%          0.79%          0.94%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           0.79%          0.55%          0.61%          0.17%+
Portfolio turnover....................          22%            29%            58%            94%            51%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         GROWTH
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $     6.27     $     8.28     $    10.77     $    13.21     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........         0.00**         0.00**        (0.00)**       (0.01)          0.00**
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................         1.80          (2.01)         (1.69)         (0.33)          3.95
                                         ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS......         1.80          (2.01)         (1.69)         (0.34)          3.95
                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.00)**       (0.00)**       (0.00)         (0.02)         (0.00)**
  From net realized gains.............         0.00           0.00          (0.00)         (2.08)         (0.74)
  In excess of net realized gain on
    investments.......................         0.00           0.00          (0.72)          0.00           0.00
  Return of Capital...................         0.00           0.00          (0.08)          0.00           0.00
                                         ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS...................        (0.00)**       (0.00)**       (0.80)         (2.10)         (0.74)
                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD........   $     8.07     $     6.27     $     8.28     $    10.77     $    13.21
                                         ==========     ==========     ==========     ==========     ==========
Total return..........................        28.71%        -24.26%        -15.21%         -2.56%         40.03%++
Ratios/Supplemental data:
  Net assets, end of period (000).....   $2,895,641     $2,060,555     $2,810,546     $3,349,618     $3,361,695
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.96%          0.91%          0.89%          0.86%          0.81%+
  Ratio of net investment income
    (loss) to average net assets......         0.05%         -0.01%         -0.05%         -0.09%         -0.02%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................          N/A           0.88%          0.88%          0.84%          0.80%+
(2) Ratio of net investment income
  (loss) to average net assets after
  expense reductions and reimbursed
  expenses............................          N/A          -0.02%         -0.04%         -0.07%         -0.01%+
Portfolio turnover....................           46%            74%            40%            59%           129%++


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      AGGRESSIVE OPPORTUNITIES
                                              ------------------------------------------------------------------------
                                                                                                            FOR THE
                                                                                                          PERIOD FROM
                                                FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2003           2002           2001           2000           1999
                                              ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $   6.27       $  10.19       $  11.82       $  15.82       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................       (0.00)**       (0.04)         (0.07)         (0.03)         (0.04)
  Net realized and unrealized gain (loss) on
    investments and futures and foreign
    currency transactions...................        2.80          (3.88)         (1.56)         (1.45)          6.34
                                                --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............        2.80          (3.92)         (1.63)         (1.48)          6.30
                                                --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................       (0.00)**        0.00           0.00           0.00           0.00
  In excess of net investment income........       (0.00)**        0.00           0.00           0.00           0.00
  From net realized gains...................        0.00           0.00           0.00          (2.52)         (0.48)
  In excess of net realized gain on
    investments.............................        0.00           0.00          (0.00)**        0.00           0.00
                                                --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS.........................       (0.00)          0.00           0.00          (2.52)         (0.48)
                                                --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..............    $   9.07       $   6.27       $  10.19       $  11.82       $  15.82
                                                ========       ========       ========       ========       ========
Total return................................       44.68%        -38.47%        -13.75%         -9.35%         63.39%++
Ratios/Supplemental data:
  Net assets, end of period (000)...........    $938,791       $572,470       $819,047       $850,915       $631,505
Ratios to average net assets:
  Ratio of expenses to average net assets...        1.23%          1.18%          1.24%          1.25%          1.28%+
  Ratio of net investment loss to average
    net assets..............................       -0.13%         -0.58%         -0.72%         -0.29%         -0.48%+
(1) Ratio of expenses to average net assets
  after expense reductions and reimbursed
  expenses..................................         N/A           1.14%          1.19%          1.24%          1.28%+
(2) Ratio of net investment income (loss) to
  average net assets after expense
  reductions and reimbursed expenses........         N/A          -0.54%         -0.67%         -0.28%         -0.48%+
Portfolio turnover..........................          75%           128%           102%            41%            50%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     INTERNATIONAL
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   6.80       $   8.20       $  10.73       $  13.76       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.06           0.07           0.06           0.07           0.08
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        2.07          (1.39)         (2.23)         (2.12)          4.15
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        2.13          (1.32)         (2.17)         (2.05)          4.23
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.09)         (0.08)         (0.00)         (0.12)         (0.15)
  From net realized gains.............        0.00           0.00          (0.00)         (0.86)         (0.32)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.25)          0.00           0.00
  Return of Capital...................       (0.00)**        0.00          (0.11)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.09)         (0.08)         (0.36)         (0.98)         (0.47)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   8.84       $   6.80       $   8.20       $  10.73       $  13.76
                                          ========       ========       ========       ========       ========
Total return..........................       31.31%        -16.08%        -20.16%        -14.91%         42.62%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $471,495       $282,921       $304,357       $326,534       $316,937
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        1.22%          1.20%          1.20%          1.15%          1.14%+
  Ratio of net investment income to
    average net assets................        0.93%          0.85%          0.54%          0.44%          0.84%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A           1.16%          1.18%          1.13%          1.12%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           0.89%          0.56%          0.46%          0.86%+
Portfolio turnover....................          38%            81%            37%            40%            29%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CORE BOND INDEX
                      --------------------------------------------------------------------------------------------

                            FOR THE                FOR THE                  FOR THE                  FOR THE
                           YEAR ENDED             YEAR ENDED               YEAR ENDED              YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                              2003                   2002                     2001                    2000
                      --------------------   --------------------   ------------------------   -------------------
                      CLASS I    CLASS II    CLASS I    CLASS II    CLASS I(a)   CLASS II(a)   CLASS I    CLASS II
                      --------   ---------   --------   ---------   ----------   -----------   --------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............  $  10.46   $  10.49    $  10.07   $  10.10     $   9.85     $   9.88     $   9.41   $  9.43
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........      0.40       0.42        0.50       0.53         0.52         0.55         0.60      0.62
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency........     (0.04)     (0.02)       0.44       0.43         0.30         0.29         0.44      0.45
                      --------   --------    --------   --------     --------     --------     --------   -------
TOTAL FROM
  INVESTMENT
  OPERATIONS........      0.36       0.40        0.94       0.96         0.82         0.84         1.04      1.07
                      --------   --------    --------   --------     --------     --------     --------   -------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........     (0.49)     (0.52)      (0.55)     (0.57)       (0.60)       (0.62)       (0.60)    (0.62)
  From net realized
    gains...........     (0.06)     (0.06)         --         --           --           --           --        --
                      --------   --------    --------   --------     --------     --------     --------   -------
TOTAL
  DISTRIBUTIONS.....     (0.55)     (0.58)      (0.55)     (0.57)       (0.60)       (0.62)       (0.60)    (0.62)
                      --------   --------    --------   --------     --------     --------     --------   -------
NET ASSET VALUE, END
  OF PERIOD.........  $  10.27   $  10.31    $  10.46   $  10.49     $  10.07     $  10.10     $   9.85   $  9.88
                      ========   ========    ========   ========     ========     ========     ========   =======
Total return........      3.59%      3.88%       9.69%      9.88%        8.51%        8.71%       11.43%    11.73%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)....  $452,739   $138,655    $384,323   $150,365     $343,980     $116,664     $293,330   $81,972
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets**........      0.48%      0.28%       0.48%      0.28%        0.48%        0.28%        0.47%     0.27%
  Ratio of net
    investment
    income to
    average net
    assets..........      3.85%      4.05%       4.90%      5.10%        5.58%        5.78%        6.30%     6.53%

                                CORE BOND INDEX
                      -----------------------------------
                      FOR THE PERIOD       FOR THE PERIOD
                      FROM MARCH 1,        FROM APRIL 5,
                         1999* TO             1999*TO
                       DECEMBER 31,         DECEMBER 31,
                           1999                 1999
                      --------------       --------------
                         CLASS I              CLASS II
                      --------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............     $  10.00             $ 10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........         0.49                0.45
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency........        (0.59)              (0.57)
                         --------             -------
TOTAL FROM
  INVESTMENT
  OPERATIONS........        (0.10)              (0.12)
                         --------             -------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........        (0.49)              (0.45)
  From net realized
    gains...........           --                  --
                         --------             -------
TOTAL
  DISTRIBUTIONS.....        (0.49)              (0.45)
                         --------             -------
NET ASSET VALUE, END
  OF PERIOD.........     $   9.41             $  9.43
                         ========             =======
Total return........        -1.05%++            -1.19%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)....     $261,607             $48,288
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets**........         0.47%+              0.27%+
  Ratio of net
    investment
    income to
    average net
    assets..........         5.99%+              6.26%+


------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was a decrease in net investment income per share of $0.08 and $0.07, for Class I and Class II, respectively, an increase in net realized and unrealized gains and losses per share of $0.08 and $0.07, for Class I and Class II, respectively, and a decrease in the ratio of net investment income to average net assets from 5.98% to 5.58% and from 6.17% to 5.78% for Class I and Class II, respectively. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               500 STOCK INDEX
                        -------------------------------------------------------------

                              FOR THE              FOR THE              FOR THE
                            YEAR ENDED            YEAR ENDED           YEAR ENDED
                           DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                               2003                  2002                 2001
                        -------------------   ------------------   ------------------
                        CLASS I    CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                        --------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $   6.94   $   6.61   $  9.05   $   8.62   $ 10.43   $   9.95
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............      0.09       0.11      0.09       0.10      0.08       0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency..........      1.85       1.75     (2.11)     (2.01)    (1.37)     (1.31)
                        --------   --------   -------   --------   -------   --------
TOTAL FROM INVESTMENT
  OPERATIONS..........      1.94       1.86     (2.02)     (1.91)    (1.29)     (1.22)
                        --------   --------   -------   --------   -------   --------
LESS DISTRIBUTIONS:
  From net investment
    income............     (0.09)     (0.10)    (0.09)     (0.10)    (0.08)     (0.10)
  From net realized
    gains.............      0.00       0.00      0.00       0.00     (0.00)     (0.00)
  Return of Capital...      0.00       0.00      0.00       0.00     (0.01)     (0.01)
                        --------   --------   -------   --------   -------   --------
TOTAL DISTRIBUTIONS...     (0.09)     (0.10)    (0.09)     (0.10)    (0.09)     (0.11)
                        --------   --------   -------   --------   -------   --------
NET ASSET VALUE, END
  OF PERIOD...........  $   8.79   $   8.37   $  6.94   $   6.61   $  9.05   $   8.62
                        ========   ========   =======   ========   =======   ========
Total return..........     27.98%     28.24%   -22.39%    -22.17%   -12.29%    -12.17%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $130,663   $185,901   $85,250   $120,784   $97,478   $144,574
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........      0.47%      0.27%     0.47%      0.27%     0.47%      0.27%
  Ratio of net
    investment income
    to average net
    assets............      1.33%      1.52%     1.17%      1.37%     0.89%      1.09%

                                             500 STOCK INDEX
                        ---------------------------------------------------------
                                              FOR THE PERIOD       FOR THE PERIOD
                              FOR THE         FROM MARCH 1,        FROM APRIL 5,
                            YEAR ENDED           1999*TO              1999*TO
                           DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                               2000                1999                 1999
                        -------------------   --------------       --------------
                        CLASS I    CLASS II      CLASS I              CLASS II
                        --------   --------   --------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $  11.85   $  11.32      $  10.00             $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............      0.10       0.10          0.09                 0.08
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency..........     (1.24)     (1.16)         1.86                 1.36
                        --------   --------      --------             --------
TOTAL FROM INVESTMENT
  OPERATIONS..........     (1.14)     (1.06)         1.95                 1.44
                        --------   --------      --------             --------
LESS DISTRIBUTIONS:
  From net investment
    income............     (0.07)     (0.10)        (0.07)               (0.09)
  From net realized
    gains.............     (0.21)     (0.21)        (0.03)               (0.03)
  Return of Capital...      0.00       0.00          0.00                 0.00
                        --------   --------      --------             --------
TOTAL DISTRIBUTIONS...     (0.28)     (0.31)        (0.10)               (0.12)
                        --------   --------      --------             --------
NET ASSET VALUE, END
  OF PERIOD...........  $  10.43   $   9.95      $  11.85             $  11.32
                        ========   ========      ========             ========
Total return..........     -9.61%     -9.36%        19.52%++             14.44%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $100,732   $149,423      $135,372             $119,236
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........      0.44%      0.24%         0.44%+               0.24%+
  Ratio of net
    investment income
    to average net
    assets............      0.83%      1.02%         1.04%+               1.23%+


------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations
** --Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 BROAD MARKET INDEX
                       -----------------------------------------------------------------------

                             FOR THE               FOR THE                 FOR THE
                           YEAR ENDED            YEAR ENDED              YEAR ENDED
                          DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                              2003                  2002                    2001
                       -------------------   -------------------   -----------------------
                       CLASS I    CLASS II   CLASS I    CLASS II   CLASS I        CLASS II
                       --------   --------   --------   --------   --------       --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $   6.89   $   6.54   $   8.80       8.35   $  10.17       $   9.67
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.08       0.10       0.09       0.09       0.08           0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....      2.06       1.95      (1.99)     (1.88)     (1.30)         (1.24)
                       --------   --------   --------   --------   --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS.........      2.14       2.05      (1.90)     (1.79)     (1.22)         (1.15)
                       --------   --------   --------   --------   --------       --------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.08)     (0.10)     (0.01)     (0.02)     (0.06)         (0.08)
  From net realized
    gains............      0.00       0.00       0.00       0.00      (0.09)         (0.09)
                       --------   --------   --------   --------   --------       --------
TOTAL
  DISTRIBUTIONS......     (0.08)     (0.10)     (0.01)     (0.02)     (0.15)         (0.17)
                       --------   --------   --------   --------   --------       --------
NET ASSET VALUE, END
  OF PERIOD..........  $   8.95   $   8.49   $   6.89   $   6.54   $   8.80       $   8.35
                       ========   ========   ========   ========   ========       ========
Total return.........     31.08%     31.30%    -21.62%    -21.39%    -11.87%        -11.73%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $267,250   $272,411   $190,706   $188,942   $255,532       $240,617
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.48%      0.28%      0.49%      0.29%      0.47%          0.27%
  Ratio of net
    investment income
    (loss) to average
    net assets.......      1.22%      1.42%      1.07%      1.27%      0.85%          1.05%

                                          BROAD MARKET INDEX
                       --------------------------------------------------------
                                                FOR THE             FOR THE
                                              PERIOD FROM         PERIOD FROM
                             FOR THE           MARCH 1,             APRIL 5,
                           YEAR ENDED          1999* TO             1999* TO
                          DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                              2000               1999                 1999
                       -------------------   -------------       --------------
                       CLASS I    CLASS II      CLASS I             CLASS II
                       --------   --------   -------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $  12.21   $  11.68     $  10.00             $  10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.11       0.10         0.10                 0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....     (1.42)     (1.35)        2.30                 1.80
                       --------   --------     --------             --------
TOTAL FROM INVESTMENT
  OPERATIONS.........     (1.31)     (1.25)        2.40                 1.89
                       --------   --------     --------             --------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.08)     (0.11)       (0.09)               (0.11)
  From net realized
    gains............     (0.65)     (0.65)       (0.10)               (0.10)
                       --------   --------     --------             --------
TOTAL
  DISTRIBUTIONS......     (0.73)     (0.76)       (0.19)               (0.21)
                       --------   --------     --------             --------
NET ASSET VALUE, END
  OF PERIOD..........  $  10.17   $   9.67     $  12.21             $  11.68
                       ========   ========     ========             ========
Total return.........    -10.78%    -10.69%       24.07%++             19.01%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $313,268   $248,565     $519,581             $163,050
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.47%      0.27%        0.46%+               0.26%+
  Ratio of net
    investment income
    (loss) to average
    net assets.......      0.74%      0.94%        0.99%+               1.18%+


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     MID/SMALL COMPANY INDEX
                       -----------------------------------------------------------------------------------

                             FOR THE               FOR THE            FOR THE YEAR         FOR THE YEAR
                           YEAR ENDED            YEAR ENDED              ENDED                ENDED
                          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                              2003                  2002                  2001                 2000
                       -------------------   -------------------   ------------------   ------------------
                       CLASS I    CLASS II   CLASS I    CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                       --------   --------   --------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $   8.33   $   7.99   $  10.21   $   9.78   $ 11.50   $ 11.02    $ 13.92   $ 13.37
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.04       0.06       0.06       0.08      0.07      0.08       0.06      0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....      3.47       3.34      (1.94)     (1.87)    (1.22)    (1.16)     (2.14)    (2.06)
                       --------   --------   --------   --------   -------   -------    -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS.........      3.51       3.40      (1.88)     (1.79)    (1.15)    (1.08)     (2.08)    (1.97)
                       --------   --------   --------   --------   -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.05)     (0.07)      0.00       0.00     (0.05)    (0.08)     (0.05)    (0.09)
  From net realized
    gains............      0.00       0.00       0.00       0.00     (0.08)    (0.08)     (0.29)    (0.29)
  Return of
    capital..........      0.00       0.00       0.00       0.00     (0.01)     0.00       0.00      0.00
                       --------   --------   --------   --------   -------   -------    -------   -------
TOTAL
  DISTRIBUTIONS......     (0.05)     (0.07)      0.00       0.00     (0.14)    (0.16)     (0.34)    (0.38)
                       --------   --------   --------   --------   -------   -------    -------   -------
NET ASSET VALUE, END
  OF PERIOD..........  $  11.79   $  11.32   $   8.33   $   7.99   $ 10.21   $  9.78    $ 11.50   $ 11.02
                       ========   ========   ========   ========   =======   =======    =======   =======
Total return.........     42.17%     42.53%    -18.41%    -18.30%    -9.90%    -9.65%    -14.91%   -14.75%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $ 56,880   $ 52,907   $ 27,427   $ 25,273   $30,220   $30,158    $33,805   $34,334
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.52%      0.32%      0.53%      0.33%     0.55%     0.35%      0.51%     0.31%
  Ratio of net
    investment income
    (loss) to average
    net assets.......      0.86%      1.06%      0.70%      0.90%     0.63%     0.83%      0.52%     0.73%

                           MID/SMALL COMPANY INDEX
                       -------------------------------
                         FOR THE            FOR THE
                       PERIOD FROM        PERIOD FROM
                         MARCH 1,           APRIL 5,
                         1999* TO           1999* TO
                       DECEMBER 31,       DECEMBER 31,
                           1999               1999
                       ------------       ------------
                         CLASS I            CLASS II
                       ------------       ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............    $ 10.00             $10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........       0.06               0.07
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....       4.02               3.48
                         -------             ------
TOTAL FROM INVESTMENT
  OPERATIONS.........       4.08               3.55
                         -------             ------
LESS DISTRIBUTIONS:
  From net investment
    income...........      (0.06)             (0.08)
  From net realized
    gains............      (0.10)             (0.10)
  Return of
    capital..........       0.00               0.00
                         -------             ------
TOTAL
  DISTRIBUTIONS......      (0.16)             (0.18)
                         -------             ------
NET ASSET VALUE, END
  OF PERIOD..........    $ 13.92             $13.37
                         =======             ======
Total return.........      40.90%++           35.64%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....    $21,548             $9,296
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........       0.60%+             0.40%+
  Ratio of net
    investment income
    (loss) to average
    net assets.......       0.75%+             0.97%+


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      OVERSEAS EQUITY INDEX
                        ---------------------------------------------------------------------------------

                        FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                           DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                               2003                 2002                 2001                 2000
                        ------------------   ------------------   ------------------   ------------------
                        CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                        -------   --------   -------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $  6.36   $  6.04    $  7.78    $ 7.40    $ 10.13    $ 9.64    $ 12.75    $12.19
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............     0.11      0.11       0.10      0.12       0.09      0.10       0.16      0.13
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions......     2.29      2.17      (1.40)    (1.35)     (2.30)    (2.19)     (2.10)    (1.96)
                        -------   -------    -------    ------    -------    ------    -------    ------
TOTAL FROM INVESTMENT
  OPERATIONS..........     2.40      2.28      (1.30)    (1.23)     (2.21)    (2.09)     (1.94)    (1.83)
                        -------   -------    -------    ------    -------    ------    -------    ------
LESS DISTRIBUTIONS:
  From net investment
    income............    (0.11)    (0.12)     (0.12)    (0.13)     (0.07)    (0.08)     (0.11)    (0.15)
  From net realized
    gains.............     0.00      0.00       0.00      0.00      (0.01)    (0.01)     (0.57)    (0.57)
  Return of Capital...     0.00      0.00       0.00      0.00      (0.06)    (0.06)      0.00      0.00
                        -------   -------    -------    ------    -------    ------    -------    ------
TOTAL DISTRIBUTIONS...    (0.11)    (0.12)     (0.12)    (0.13)     (0.14)    (0.15)     (0.68)    (0.72)
                        -------   -------    -------    ------    -------    ------    -------    ------
NET ASSET VALUE, END
  OF PERIOD...........  $  8.65   $  8.20    $  6.36    $ 6.04    $  7.78    $ 7.40    $ 10.13    $ 9.64
                        =======   =======    =======    ======    =======    ======    =======    ======
Total return..........    37.75%    37.85%    -16.73%   -16.59%    -21.77%   -21.56%    -15.21%   -15.02%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $60,601   $19,539    $35,413    $7,661    $35,682    $8,234    $34,167    $9,950
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........     0.69%     0.49%      0.70%     0.50%      0.68%     0.48%      0.67%     0.47%
  Ratio of net
    investment income
    (loss) to average
    net assets........     1.77%     1.89%      1.51%     1.71%      1.05%     1.28%      1.07%     1.20%

                             OVERSEAS EQUITY INDEX
                        -------------------------------
                          FOR THE            FOR THE
                        PERIOD FROM        PERIOD FROM
                          MARCH 1,           APRIL 5,
                          1999* TO           1999* TO
                        DECEMBER 31,       DECEMBER 31,
                            1999               1999
                        ------------       ------------
                          CLASS I            CLASS II
                        ------------       ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............    $ 10.00             $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............       0.11               0.15
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions......       2.88               2.30
                          -------             ------
TOTAL FROM INVESTMENT
  OPERATIONS..........       2.99               2.45
                          -------             ------
LESS DISTRIBUTIONS:
  From net investment
    income............      (0.17)             (0.19)
  From net realized
    gains.............      (0.07)             (0.07)
  Return of Capital...       0.00               0.00
                          -------             ------
TOTAL DISTRIBUTIONS...      (0.24)             (0.26)
                          -------             ------
NET ASSET VALUE, END
  OF PERIOD...........    $ 12.75             $12.19
                          =======             ======
Total return..........      30.03%++           24.59%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......    $48,416             $8,623
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........       0.95%+             0.75%+
  Ratio of net
    investment income
    (loss) to average
    net assets........       1.17%+             1.53%+


------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     MODEL PORTFOLIO SAVINGS ORIENTED
                                                         ---------------------------------------------------------
                                                                                                        FOR THE
                                                                                                      PERIOD FROM
                                                           FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $  21.92       $  22.91       $  25.09       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................        0.54           0.64           0.96           0.16
  Net realized and unrealized gain on investments and
    futures and foreign currency transactions..........        1.64          (0.96)         (0.32)          0.21
                                                           --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS.......................        2.18          (0.32)          0.64           0.37
                                                           --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income...........................       (0.57)         (0.61)         (1.47)         (0.15)
  From net realized gains..............................        0.00          (0.06)         (0.85)         (0.13)
  In excess of net realized gain on investments........        0.00           0.00          (0.37)          0.00
  Return of Capital....................................        0.00           0.00          (0.13)          0.00
                                                           --------       --------       --------       --------
Total distributions....................................       (0.57)         (0.67)         (2.82)         (0.28)
                                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD.........................    $  23.53       $  21.92       $  22.91       $  25.09
                                                           ========       ========       ========       ========
Total return...........................................        9.93%         -1.38%          2.81%          1.48%
Ratios/Supplemental data:
  Net assets, end of period (000)......................    $202,264       $159,497       $137,029       $101,093
Ratios to average net assets:
  Ratio of expenses to average net assets..............        0.16%          0.16%          0.18%          0.13%+
  Ratio of net investment income to average net
    assets.............................................        2.60%          3.06%          3.76%          8.95%+
Portfolio turnover.....................................          10%            10%            14%             2%++


------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                    MODEL PORTFOLIO CONSERVATIVE GROWTH
                                                         ---------------------------------------------------------
                                                                                                        FOR THE
                                                                                                      PERIOD FROM
                                                           FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $  19.54       $  21.52       $  24.81       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................        0.43           0.53           0.83           0.14
  Net realized and unrealized gain on investments and
    futures and foreign currency transactions..........        2.42          (1.96)         (0.95)          0.33
                                                           --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS.......................        2.85          (1.43)         (0.12)          0.47
                                                           --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income...........................       (0.44)         (0.55)         (1.27)         (0.14)
  From net realized gains..............................        0.00           0.00          (1.17)         (0.52)
  In excess of net realized gain on investments........        0.00           0.00          (0.53)          0.00
  Return of Capital....................................        0.00           0.00          (0.20)          0.00
                                                           --------       --------       --------       --------
Total distributions....................................       (0.44)         (0.55)         (3.17)         (0.66)
                                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD.........................    $  21.95       $  19.54       $  21.52       $  24.81
                                                           ========       ========       ========       ========
Total return...........................................       14.64%         -6.66%          0.09%          1.89%
Ratios/Supplemental data:
  Net assets, end of period (000)......................    $376,001       $280,787       $280,813       $236,682
Ratios to average net assets:
  Ratio of expenses to average net assets..............        0.15%          0.15%          0.15%          0.12%+
  Ratio of net investment income to average net
    assets.............................................        2.29%          2.64%          3.17%          8.26%+
Portfolio turnover.....................................           8%            12%            15%             1%++


------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 MODEL PORTFOLIO TRADITIONAL GROWTH
                                                      ---------------------------------------------------------
                                                                                                     FOR THE
                                                                                                   PERIOD FROM
                                                        FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2003           2002           2001           2000
                                                      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  17.19       $  20.06       $  24.64       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................        0.29           0.34           0.57           0.14
  Net realized and unrealized gain on investments
    and futures and foreign currency transactions...        3.27          (2.88)         (1.69)          0.47
                                                        --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS....................        3.56          (2.54)         (1.12)          0.61
                                                        --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income........................       (0.30)         (0.33)         (0.92)         (0.14)
  From net realized gains...........................        0.00           0.00          (1.78)         (0.83)
  In excess of net realized gain on investments.....        0.00           0.00          (0.62)          0.00
  Return of Capital.................................        0.00           0.00          (0.14)          0.00
                                                        --------       --------       --------       --------
Total distributions.................................       (0.30)         (0.33)         (3.46)         (0.97)
                                                        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  20.45       $  17.19       $  20.06       $  24.64
                                                        ========       ========       ========       ========
Total return........................................       20.68%        -12.64%         -3.62%          2.46%
Ratios/Supplemental data:
  Net assets, end of period (000)...................    $795,581       $566,555       $571,357       $489,791
Ratios to average net assets:
  Ratio of expenses to average net assets...........        0.15%          0.14%          0.15%          0.11%+
  Ratio of net investment income to average net
    assets..........................................        1.73%          1.94%          2.20%          8.22%+
Portfolio turnover..................................           9%            11%            13%             0%++*


------------------
  + --Annualized
 ++ --Not annualized

  * --Commencement of operations


  * --Rounds to less than 1%

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  MODEL PORTFOLIO LONG-TERM GROWTH
                                                      ---------------------------------------------------------
                                                                                                     FOR THE
                                                                                                   PERIOD FROM
                                                        FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2003           2002           2001           2000
                                                      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  15.48       $  19.16       $  24.53       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................        0.20           0.22           0.36           0.15
  Net realized and unrealized gain on investments
    and futures and foreign currency transactions...        4.01          (3.67)         (2.39)          0.66
                                                        --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS....................        4.21          (3.45)         (2.03)          0.81
                                                        --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income........................       (0.21)         (0.22)         (0.62)         (0.15)
  From net realized gains...........................       (0.00)***      (0.01)         (2.11)         (1.13)
  In excess of net realized gain on investments.....        0.00           0.00          (0.59)          0.00
  Return of Capital.................................        0.00           0.00          (0.02)          0.00
                                                        --------       --------       --------       --------
Total distributions.................................       (0.21)         (0.23)         (3.34)         (1.28)
                                                        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  19.48       $  15.48       $  19.16       $  24.53
                                                        ========       ========       ========       ========
Total return........................................       27.21%        -18.01%         -7.15%          3.23%
Ratios/Supplemental data:
  Net assets, end of period (000)...................    $820,777       $528,710       $533,348       $467,522
Ratios to average net assets:
  Ratio of expenses to average net assets...........        0.14%          0.14%          0.15%          0.11%+
  Ratio of net investment income to average net
    assets..........................................        1.33%          1.40%          1.40%          8.05%+
Portfolio turnover..................................           4%             9%            10%             0%++*


  + --Annualized
 ++ --Not annualized

  * --Commencement of operations


  * --Rounds to less than 1%


*** --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             MODEL PORTFOLIO ALL-EQUITY GROWTH
                                                 ---------------------------------------------------------
                                                                                                FOR THE
                                                                                              PERIOD FROM
                                                   FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2003           2002           2001           2000
                                                 ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  14.68       $ 19.41        $ 24.27        $ 25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................        0.07          0.06           0.13           0.16
  Net realized and unrealized gain on
    investments and futures and foreign
    currency transactions......................        4.81         (4.73)         (3.05)          0.72
                                                   --------       -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS...............        4.88         (4.67)         (2.92)          0.88
                                                   --------       -------        -------        -------
LESS DISTRIBUTIONS:
  From net investment income...................       (0.07)        (0.06)         (0.42)         (0.16)
  From net realized gains......................          --          0.00          (1.02)         (1.45)
  In excess of net realized gain on
    investments................................          --          0.00          (0.49)          0.00
  Return of Capital............................       (0.00)**       0.00          (0.01)          0.00
                                                   --------       -------        -------        -------
Total distributions............................       (0.07)        (0.06)         (1.94)         (1.61)
                                                   --------       -------        -------        -------
NET ASSET VALUE, END OF PERIOD.................    $  19.49       $ 14.68        $ 19.41        $ 24.27
                                                   ========       =======        =======        =======
Total return...................................       33.26%       -24.07%        -11.13%          3.53%
Ratios/Supplemental data:
  Net assets, end of period (000)..............    $128,145       $54,779        $37,812        $11,697
Ratios to average net assets:
  Ratio of expenses to average net assets......        0.17%         0.18%          0.20%          0.13%+
  Ratio of net investment income to average net
    assets.....................................        0.59%         0.45%          0.21%          9.23%+
Portfolio turnover.............................           3%            6%            18%             2%++


------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations

** --Rounds to less than $0.01

The SAI includes additional
information about The Vantagepoint
Funds. The SAI has been filed with the
Securities and Exchange Commission
("SEC") and is incorporated by
reference into this prospectus. This
means that the SAI, for legal
purposes, is part of this prospectus.

Additional information about the
Funds' investments is available in the
annual and semi-annual reports to
shareholders. In the Funds' annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Funds' performance during its last
fiscal year.

You can obtain a free copy of the SAI
and the most recent annual or
semi-annual report by calling
1-800-669-7400. You may also call
1-800-669-7400 to request other
information or to make shareholder
inquiries.

Information about the Funds (including
the SAI) can be reviewed and copied at
the SEC's Public Reference Room in
Washington, D.C., or from the EDGAR
Database on the SEC's website
(http://www.sec.gov). Information on
the operation of the Public Reference
Room may be obtained by calling the
SEC at 1-202-942-8090. Copies of this
information may be obtained upon
payment of a duplicating fee, by
writing to: Securities and Exchange
Commission, Public Reference Section,
Washington, D.C. 20549-0102. You may
also obtain this information, upon
payment of a duplicating fee, by
e-mailing the SEC at the following
address: publicinfo@sec.gov.

Reports and other information about
the Funds are also available on the
SEC's Internet site at
http://www.sec.gov.

Investment Company Act file number:
811-08941

BRC000-072-200405-181

            [RECYCLE LOGO]
THIS PROSPECTUS IS PRINTED ENTIRELY ON
           RECYCLED PAPER.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

The Vantagepoint Funds (the "Funds") is a no-load, diversified open-end management investment company. It operates as a "series" investment company, offering nineteen distinct investment portfolios, each having different investment objectives (each portfolio, a "Fund"). This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2004 (the "Prospectus"), as supplemented from time to time. The Funds' annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus or annual report may be obtained by writing to the Funds, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
Investment Objectives & Policies...................................     2
Management of The Vantagepoint Funds...............................    10
Compensation.......................................................    13
 Ownership of Shares by Directors..................................    13
Committees of the Board............................................    14
Directors' Consideration of Investment Advisory and
 Subadvisory Agreements ...........................................    14
Control Persons and Principal Holders of Securities................    16
Investment Advisory and Other Services.............................    16
Subadvisers........................................................    19
Portfolio Transactions of the Funds................................    24
Capital Stock and Other Securities.................................    26
Purchases and Redemptions..........................................    26
Taxation of the Fund...............................................    28
Calculation of Performance Data....................................    28
Legal Counsel, Independent Accountants, & Custodian................    31
Financial Statements...............................................    31
Appendix - Bond Ratings............................................    32
Appendix - Proxy Voting Guidelines.................................    34

                               GENERAL INFORMATION

The Vantagepoint Funds was organized as a Delaware business trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Funds' Board of Directors, and manages subadvisers who are responsible for the day-to-day management and security selections for each Fund. The Vantagepoint Funds are as follows:

          Actively Managed Funds:     Money Market Fund
                                      Income Preservation Fund
                                      US Government Securities Fund
                                      Asset Allocation Fund
                                      Equity Income Fund
                                      Growth & Income Fund
                                      Growth Fund

                                      Aggressive Opportunities Fund
                                      International Fund
          Index Funds:                Core Bond Index Fund
                                      500 Stock Index Fund
                                      Broad Market Index Fund
                                      Mid/Small Company Index Fund
                                      Overseas Equity Index Fund
          Model Portfolio Funds:      Model Portfolio Savings Oriented Fund
                                      Model Portfolio Conservative Growth Fund
                                      Model Portfolio Traditional Growth Fund
                                      Model Portfolio Long-Term Growth Fund
                                      Model Portfolio All-Equity Growth Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies set forth in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of The Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund and the Model Portfolio Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA and The Vantagepoint Funds on the behalf of the applicable Fund.

The Money Market Fund is invested in the Short Term Investments Co. Liquid Assets Portfolio, a registered money market mutual fund advised by AIM Advisors, Inc.

The Model Portfolio Funds' respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by the Funds. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

Any material changes in a Fund's fundamental investment objectives will be put to a vote of its shareholders.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

S&P/BARRA Value Index -- consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Total Market Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Completion Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - consists of a subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

The Vantagepoint 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor is the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Fund for each Model Portfolio
Fund) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolio Funds expect to be fully invested in shares of underlying Funds.

A. Cash/Cash Equivalents: Fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All Funds may also participate in repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

B. Depositary Receipts: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

C. Securities Lending: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan.

D. Rights and Warrants: All Funds, except the Money Market Fund and the US Government Securities Fund, may hold rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

E. Convertible Securities: All Funds except the Money Market Fund and the US Government Securities Fund, may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

F. High Yield Securities: The Income Preservation, Core Bond Index, Equity Income, Growth & Income, Growth, Aggressive Opportunities, and International Funds may invest to a limited extent in high yield securities. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

G. REITs: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, 500 Stock Index, Mid/Small Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs").

Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

H. Asset-Backed Securities: The Income Preservation, US Government Securities, and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

I. When-Issued Securities: The Income Preservation, US Government Securities, Growth & Income, International and Core Bond Index Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation beginning on the purchase commitment date.

J. Wrapper Agreements: The Income Preservation Fund seeks to maintain a stable net asset value by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers"). These agreements are designed to maintain the Fund's net asset value at a stable share price through a valuation arrangement that offsets the difference between daily market value and book value in the accounting for the fixed income securities held in the Fund's portfolio. Risks of purchasing wrapper agreements include the possibility that the wrapper agreement purchased by the Fund will fail to achieve the goal of limiting fluctuations in the Fund's net asset value. Wrap providers do not assume the credit risks associated with fixed income securities. Therefore, if the issuer of a security defaults or has its credit rating downgraded, the Fund may have to sell such a security quickly and at a price that may not reflect its book value, and the wrapper agreements, by contrast, will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments.

The Fund is also subject to the risk that a wrap provider may have its credit rating lowered or that a wrap provider may default on its obligations altogether. This would require the Fund to seek other suitable wrapper arrangements, which may not be readily available. In addition, the Fund may not be able to replace a wrapper agreement that is maturing or subject to termination.

Under normal circumstances, the value of a wrapper agreement is the difference between the aggregate book value and the current market value of the Fund's portfolio securities covered by the agreement. The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to value wrapper agreements at the difference between the book value of the Fund's covered assets and their market value or if the Funds' Board of Directors determines that such valuation is not appropriate.

K. Futures: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Income Preservation Fund, Asset Allocation Fund, U.S. Government Securities Fund and Core Bond Index Fund may invest in fixed income futures if used for relative value, hedging and risk control and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund and International Fund may invest in equity index futures. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may invest in futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

L. Forward Currency Contracts: Those Funds that may invest in foreign securities may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

M. Swaps: The Income Preservation, US Government Securities and Core Bond Index Funds may invest in swaps to manage interest rate and credit exposure. The Fund may also enter into options on swap agreements ("swap options").

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

N. Options and Options on Futures: The Income Preservation Fund may use options (and options on futures contracts) to obtain exposure to fixed income sectors. The International Fund and Aggressive Opportunities Fund may purchase options on futures contracts for currency management. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

O. Yankee Bonds: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Income Preservation Fund may invest in Yankee Bonds.

P. Mortgage Backed Securities: The US Government Securities and Income Preservation Funds invests in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and Freddie Mac are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, they involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. If market interest rates rise above applicable caps or maximum rates on adjustable rate mortgage securities or above the coupon rates of fixed-rate mortgage-backed securities, the market value of the mortgage-backed security likely will decline to the same extent as a conventional fixed-rate security. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

Q. Restricted Securities: Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

R. Private Investments in Public Companies: The Aggressive Opportunities Fund may purchase securities which, while a non-public transaction, are eligible for purchase and sale under Regulation D under the 1933 Act. At the time that the issuer sells the unregistered stock, the issuer commits to register the stock with the Securities and Exchange Commission (the "SEC"), so that the stock may be resold to the public at a later date. The issuer commits to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

S. Exchange-Traded Funds: The Asset Allocation, Equity Income, Growth and Income, Growth, Aggressive Opportunities, International, Core Bond Index, S&P 500 Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the appropriate stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

T. Collateralized Mortgage Obligations - The Income Preservation, US Government Securities and Core Bond Index Funds may purchase collateralized mortgage obligations with are a mortgage-backed, investment-grade bond that separates mortgage pools into different maturity classes. Collateralized mortgage obligations (CMO) are backed by mortgage-backed securities with a fixed maturity. They can eliminate the risks associated with prepayment because each security is divided into maturity classes that are paid off in order. As a result, they yield less than other mortgage-backed securities. The maturity classes are called tranches, and they are differentiated by the type of return. A given tranch may receive interest, principal, or a combination of the two, and may include more complex stipulations. One negative aspect of collateralized mortgage obligations is the lower interest rates that compensate for the reduction in prepayment risk and increased predictability of payments. Also, collateralized mortgage obligations can be quite illiquid, which can increase the cost of buying and selling them.

U. Commercial Mortgage-Backed Securities - The Income Preservation and Core Bond Index Funds may invest in Commercial Mortgage-Backed Securities (CMBS). These securities are generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS bonds are structured like a mortgage-backed security, with collateral similar to a REIT. The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS security has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS security provides the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent a few projects versus a traditional MBS that may represent thousands of residential homeowners spread across different regions of the country.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

         -        Fund portfolio turnover.

         -        Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")). A Fund may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements as described in the Prospectus and in this SAI. A Fund will invest only in investment companies that have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and Income Preservation Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

                      MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is currently governed by a Board of Directors. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for managing the business and affairs of the Funds.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Funds are also officers of VIA. The officers of the Funds manage its day-to-day operations and are elected by and responsible to the Funds' Board of Directors.

                  INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and executive officers of the Funds. Each Director oversees all nineteen Funds. The mailing address for the Directors and executive officers of the Funds is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.

                                                                                                                  OTHER
                                                                                                                  DIRECTORSHIP
                                                                                                                  HELD BY
                          POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)        DIRECTOR OR
NAME AND AGE              WITH FUND             SERVED                             DURING PAST 5 YEARS            OFFICER
------------------------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun (56)   Director              Director since November, 1998      Deputy Chief Financial         N/A
                                                Term expires October, 2006         Officer and Treasurer --
                                                                                   District of Columbia
                                                                                   (2001 to present); Deputy
                                                                                   Executive Director &
                                                                                   Chief Financial Officer -
                                                                                   Pension Benefit Guaranty
                                                                                   Corp. (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Donna K. Gilding (66)     Chair of the          Director since November, 1998      Chief Investment Officer-      N/A
                          Board and Director    Term expires October, 2006         Progress Investment
                                                                                   Management Company (2001 -
                                                                                   present); Chief Investment
                                                                                   Officer - New York City
                                                                                   Comptroller's Office
                                                                                   (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Arthur R. Lynch (49)      Director              Director since November, 1998      Chief Financial Officer -      N/A
                                                Term expires October, 2006         City of Glendale, Arizona
                                                                                   (1985-present)
------------------------------------------------------------------------------------------------------------------------------------
Eddie N. Moore, Jr. (56)  Director              Director since November 1998       President -Virginia State      Director -
                                                Term expires October 2004          University (1993-present)      Universal
                                                                                                                  Corporation
                                                                                                                  (1999-present)
------------------------------------------------------------------------------------------------------------------------------------
Peter Meenan (62)         Director              Director since December, 2001      President and CEO Babson -     Director-Eclipse
                                                Term expires October, 2004         United, Inc., Babson - United  Funds, Inc.
                                                                                   Investment Advisors -          (18 portfolios)
                                                                                   (2000-present); Independent    (2002-present);
                                                                                   Consultant - (1999-2000);      Trustee-
                                                                                   Head of Global Funds for       Eclipse Funds
                                                                                   Investment Products &          (18 portfolios)
                                                                                   Distribution Group - Citicorp  (2002-present);
                                                                                   (1995-1999)                    Trustee- New York
                                                                                                                  Life Investment
                                                                                                                  Management
                                                                                                                  Institutional
                                                                                                                  Funds
                                                                                                                  (3 portfolios)
                                                                                                                  (2002-present);
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  OTHER
                                                                                                                  DIRECTORSHIP
                                                                                                                  HELD BY
                          POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)        DIRECTOR OR
NAME AND AGE              WITH FUND             SERVED                             DURING PAST 5 YEARS            OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Robin L. Wiessmann (50)   Director              Director since November, 1998      Principal and President -      Director - ICMA
                                                Term expires October, 2004         Brown, Wiessmann               Retirement
                                                                                   Group (2001-present)           Corporation from
                                                                                   Managing Director- Dain        January, 1994 to
                                                                                   Rauscher (1999-2001)           December, 2001,
                                                                                   Founding Principal and         Director -
                                                                                   President - Artemis Capital    Council of
                                                                                   Group, Inc. (1990-1998)        Lafayette Women
                                                                                                                  Director - New
                                                                                                                  York City
                                                                                                                  Public/Private
                                                                                                                  Initiatives
                                                                                                                  Corporation;
                                                                                                                  Trustee -
                                                                                                                  Citizens Budget
                                                                                                                  Commission of
                                                                                                                  New York
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  OTHER
                                                                                                                  DIRECTORSHIPS
NAME, ADDRESS AND         POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)        HELD BY
AGE                       WITH FUND             TIME SERVED                        DURING PAST 5 YEARS            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Joan McCallen* (51)       President and         Since September 11, 2003           CEO - ICMA Retirement          N/A
                          Principal Executive                                      Corporation (August 2003 -
                          Officer                                                  present); President -
                                                                                   Vantagepoint Investment
                                                                                   Advisers, LLC (August
                                                                                   2003 - present);
                                                                                   President, CEO and
                                                                                   Director - ICMA -RC
                                                                                   Services, LLC,
                                                                                   broker-dealer (August
                                                                                   2003 - present);
                                                                                   Executive Vice President
                                                                                   and Chief Operations
                                                                                   Officer ICMA- Retirement
                                                                                   Corporation (1997 to
                                                                                   2003)
------------------------------------------------------------------------------------------------------------------------------------
John Bennett* (54)        Acting Treasurer and  Since August, 2003                 Vice President  ICMA           N/A
                          Principal Financial                                      Retirement Corporation (1997
                          Officer                                                  - 2003)
------------------------------------------------------------------------------------------------------------------------------------
Paul Gallagher* (44)      Secretary             Since November, 1998               Senior Vice President          N/A
                                                                                   /Secretary and General
                                                                                   Counsel - ICMA Retirement
                                                                                   Corporation (1998 - present);
                                                                                   Secretary - Vantagepoint
                                                                                   Investment Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  OTHER
                                                                                                                  DIRECTORSHIPS
NAME, ADDRESS AND         POSITION(S) HELD      TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)        HELD BY
AGE                       WITH FUND             TIME SERVED                        DURING PAST 5 YEARS            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   (1999 present);
                                                                                   Principal/Assistant General
                                                                                   Counsel - The Vanguard Group
                                                                                   (1985-1998)
------------------------------------------------------------------------------------------------------------------------------------

         *Ms. McCallen and Messrs. Bennett and Gallagher are the executive officers of the Funds and are considered interested persons as defined by the 1940 Act.

                                  COMPENSATION

Directors will be paid a quarterly retainer of $1,000 for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, except the chairperson of the Board of Directors will be paid a quarterly retainer of $1,500 in recognition of the additional responsibilities and time required in serving in that position.

In addition, each director will be paid a $1,000 meeting fee for each regular meeting and a $1,000 meeting fee for each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also will be paid a $500 meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director will not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference will receive a $500 attendance fee, limited to one per year. The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2003.

               Name of Person                  Aggregate Compensation From Funds
               --------------                  ---------------------------------
             N. Anthony Calhoun                              $20,500
              Donna K. Gilding                               $10,500
               Arthur R. Lynch                               $14,500
             Eddie N. Moore, Jr.                             $16,500
                Peter Meenan                                 $14,500
             Robin L. Wiessmann                              $11,500
INTERESTED DIRECTOR

              Howard D. Tipton*                              $12,500

*Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds

                      OWNERSHIP OF SHARES BY THE DIRECTORS

The following table represents shares owned by the Directors of each portfolio of the Funds as of December 31, 2003:

                                                                                            Aggregate Dollar Range of Equity
                                                                                            Securities in All Registered Investment
Name of Director                               Dollar Range of Equity Securities in the     Companies Overseen by Director in
                                               Funds                                        Family of Investment Companies
------------------------                       ----------------------------------------     ----------------------------------------
N. Anthony Calhoun                                                 -0-                      Not applicable
Donna K. Gilding                                                   -0-                      Not applicable
Arthur R. Lynch                                                    -0-                      Not applicable
Eddie N. Moore, Jr.                                                -0-                      Not applicable
Peter Meenan                                                       -0-                      Not applicable
Robin L. Wiessmann                                                 -0-                      Not applicable
INTERESTED DIRECTOR
Howard D. Tipton*                                             Over $100,000                 Over $100,000

* Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds.

As of the date of this SAI, directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund.

                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee, and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Eddie N. Moore, Jr. and
N. Anthony Calhoun. The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met ten times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Fund at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee met once during the past fiscal year.

The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun and currently is responsible for reviewing the reallocation of assets among subadvisers to a Fund and considering subadviser replacements if requested by VIA, all subject to Board approval. The Investment Committee did not meet during the past fiscal year.

DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each subadvisory agreement ("Agreements") have been approved by the Board of Directors,including a majority of the Independent Directors, in person at a meeting called for such purpose.

The Board of Directors most recently approved the Agreements for each Fund at its meeting on December 11, 2003. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements.

In preparation for the meeting, the Directors requested, received and considered a wide variety of information about the Adviser and the subadvisers, including information from an independent, nationally recognized provider of investment company information comparing the performance of the Funds over various periods of time and their operating expenses with other funds believed by the provider to be generally comparable in investment objectives and size to the Funds.

Among other materials, the Directors received and considered information and reports in advance of the meeting regarding: (a) the quality of the Adviser's and subadvisers' investment management and other services; (b) the Adviser's and subadvisers' investment management personnel and operations; (c) the process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadvisers' brokerage practices (including any soft dollar arrangements);
(e) the level of the advisory or subadvisory fees that are charged and a comparison to fees charged to a selected group of funds; (f) a Fund's operating expenses compared to a selected group of funds; (g) profitability information of the Adviser and its affiliates and, to the extent available, certain profitability information of the subadvisers; (h) the Adviser's and subadvisers' compliance systems; and (i) the Fund's performance compared with a selected peer group of funds.

         At the meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to assist the Directors in evaluating the reasonableness of the fees paid to the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials with the Adviser and the approval of each Agreement in light of this information.

In addition to the information the Directors received in advance of the meeting and the presentations made by, and discussion held with, management at the meeting, the Board considered a variety of other factors in approving each Agreement. The factors considered by the Board included, but were not limited to, the following: (1) the nature and quality of the services provided to each Fund by the Adviser and the subadvisers, including the performance of the Fund relative to (a) its stated investment objective, (b) other investment companies similar in objective to the Fund, and (c) benchmark indice(s); (2) the Adviser's profitability from the Advisory Agreement and, to the extent available, subadviser profitability; (3) the appropriateness of the Adviser's fee taking into account any ancillary benefits to the Adviser and its affiliates that can be attributed to the Adviser's position with the Fund; (4) the Adviser's and subadvisers' fees as compared to those charged by others for providing similar advisory services to clients similar to the Fund; (5) the experience and qualifications of the Adviser's personnel and the extent of care and conscientiousness with which the Adviser performs its duties, including the subadviser selection and fee negotiation process whereby the Adviser seeks to achieve an appropriate and competitive level of fee and fee structure; and (6) the nature, quality and costs of the non-investment management services provided by the Adviser and its affiliates to the Fund's shareholder base.

In considering the approval of the subadvisory agreements, the Directors also considered the assessments provided by the Adviser as to the nature and quality of the services provided by the subadvisers and the Adviser's belief that the subadvisory fees paid by each Fund are competitive and appropriate; and the Adviser's assessment that each subadviser's use of soft dollars as it relates to the applicable Fund is appropriate.

With regard to the initial approval of the Agreements with Mellon Capital Management for the US Government Securities Fund and the Index Funds, the Board considered, among other things, the materials that were provided by the Adviser and Mellon Capital Management in advance of the Meeting; and the presentations made by, and the discussions with, representatives of the Adviser and Mellon Capital Management at the meeting. The information the Board received and considered relating to the appointment of Mellon Capital Management as subadviser to the Funds included: Mellon's business, personnel, operations, brokerage and trading policies and practices, Code of Ethics, and other compliance procedures, information relating to advisory fees and expense ratios of a selected group of comparably sized funds. The Board also considered the nature and quality of the services expected to be provided by Mellon Capital Management to the US Government Fund and the Index Funds, the distinct investment process of Mellon Capital

Management, the history and qualifications of its personnel and certain information relating to its financial condition, and other relevant factors.

Based upon the foregoing and other factors, the Board, including all of the Independent Directors, concluded that the nature and quality of the Advisers' and subadvisers' services provided (or to be provided) to the Funds were consistent with the Funds' operational requirements; and that continuation or the initial approval of each Agreement, as the case may be, is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved each Agreement.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder of The Vantagepoint Funds is VantageTrust (the "VantageTrust"), a Trust sponsored by The VantageTrust Company ( a New Hampshire non-depository bank), which is a wholly owned subsidiary of ICMA Retirement Corporation ("RC"). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the 1940 Act. As a control person of each Fund, VantageTrust may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held by VantageTrust as of March 31, 2004:

Money Market                       39.75%
US Government Securities           66.86%
Asset Allocation                   70.22%
Equity Income                      65.13%
Growth & Income                    64.27%
Growth                             67.75%
Aggressive Opportunities           64.34%
International                      64.38%
Core Bond Index I                  86.97%
Core Bond Index II                 33.01%
500 Stock Index I                  94.33%
500 Stock Index II                 25.50%
Broad Market Index I               95.90%
Broad Market Index II              33.76%
Mid/Small Co. Index I              93.05%
Mid/Small Co. Index II             33.48%
Overseas Index I                   93.47%
Overseas Index II                  27.58%
Savings Oriented                   55.52%
Conservative Growth                60.55%
Traditional Growth                 65.19%
Long-Term Growth                   67.78%
All-Equity Growth                  66.98%

                     INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio Funds, pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:


                          ADVISORY FEE
                          ------------
All Funds except
the Index Funds             0.10%
(including the Model
Portfolio Funds)

Index Funds                 0.05%

VIA received the following investment advisory fees for the fiscal years ended December 31, 2001, 2002, and 2003:

ADVISORY FEE PAID                            2001           2002         2003
Money Market*                           $    27,008     $   87,606    $  121,578
Income Preservation                         602,159        426,006       505,321
US Government Securities                    112,865        168,186       225,600
Asset Allocation                            904,974        770,146       679,463
Equity Income                               581,723        616,820       625,743
Growth & Income                             387,618        444,824       586,001
Growth                                    2,902,161      2,466,713     2,240,071
Aggressive Opportunities                    796,070        680,714       680,259
International                               301,016        295,314       312,655
Core Bond Index                             204,080        237,825       278,071
500 Stock Index                             118,413        111,292       120,736
Broad Market Index                          253,811        219,585       214,210
Mid/Small Company Index                      29,580         28,752        32,868
Overseas Equity Index                        20,976         21,569        25,314
Model Portfolio Savings Oriented            117,935        144,868       173,411
Model Portfolio Conservative Growth         253,154        282,781       308,198
Model Portfolio Traditional Growth          507,803        570,943       622,976
Model Portfolio Long-Term Growth            472,003        526,838       612,219
Model Portfolio All-Equity Growth            21,412         45,140        75,327

* VIA waived, $77,619 of its fee for the fiscal year ended December 31, 2001 and $38,024 of its fee for the fiscal year ended December 31, 2002.

VIA or its broker-dealer affiliate, ICMA-RC Services' LLC ("RC Services"), provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds pursuant to a Transfer Agency and Administrative Services Agreement related to the retirement plans investing in the Funds. The address for VIA, RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, D.C. 20002 VIA or VTA, as the case may be, also provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VIA or VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                           FEE FOR               FEE FOR
                      INVESTOR SERVICES       FUND SERVICES
All Funds except
the Index Funds
(including
underlying Funds
Of the Model
Portfolio Funds)           0.20%                 0.15%

Index Funds

Class I                    0.15%                 0.15%
Class II                   0.05%                 0.05%

VIA or VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2001, 2002, and 2003:

AMOUNT RECEIVED                           2001            2002            2003
Money Market                           $   366,194    $   439,705    $   425,524
Income Preservation                      1,207,228      1,491,020      1,768,623
US Government Securities                   395,028        588,650        789,598
Asset Allocation                         3,167,410      2,695,512      2,378,119
Equity Income                            2,036,030      2,158,869      2,190,100
Growth & Income                          1,356,662      1,556,884      2,051,005
Growth                                  10,157,564      8,633,494      7,840,249
Aggressive Opportunities                 2,786,244      2,382,500      2,380,908
International                            1,058,408      1,033,599      1,094,293
Core Bond Index                          1,027,946      1,179,169      1,365,329
500 Stock Index                            430,603        403,511        439,260
Broad Market Index                       1,064,556        887,201        854,596
Mid/Small Company Index                    119,679        115,785        133,105
Overseas Equity Index                      108,560        113,419        132,655
Model Portfolio Savings
Oriented                                       N/A            N/A            N/A
Model Portfolio Conservative
Growth                                         N/A            N/A            N/A
Model Portfolio Traditional
Growth                                         N/A            N/A            N/A
Model Portfolio Long-Term
Growth                                         N/A            N/A            N/A
Model Portfolio All-Equity
Growth                                         N/A            N/A            N/A

The advisory fee, the fee for investor services, and the fee for fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Funds, VIA, ICMA-RC Services LLC, the Funds' distributor, and each subadviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT") wherein IBT performs certain fund accounting, financial reporting, tax filing and portfolio compliance functions. IBT has received the following fees for these services for the fiscal years ended 2001, 2002 and 2003:

                                              2001         2002           2003
                                              ----         ----           ----
Money Market                                $ 20,509      $ 21,525      $ 19,105
Income Preservation                           76,409        72,277        76,040
US Government                                 21,345        28,035        35,127
Asset Allocation                             149,992       133,242       103,662
Equity Income                                 98,511       105,568        94,084
Growth and Income                             70,076        74,703        88,069
Growth                                       372,040       408,553       339,907
Aggressive Opportunities                     133,617       118,108       101,087
International                                 58,564        51,426        46,993
Core Bond Index                               21,451        19,500        18,000
500 Stock Index                               20,658        19,500        18,000
Broad Market Index                            22,304        19,500        18,000
Mid/Small Co. Index                           19,594        19,500        18,000
Overseas Equity Index                         19,483        19,500        18,000
Savings Oriented                              18,333        21,600        20,000
Conservative Growth                           18,757        21,600        20,000
Traditional Growth                            19,047        21,600        20,000
Long-Term Growth                              19,022        21,600        20,000
All-Equity Growth                              4,061        19,410        20,000

The day-to-day investment management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2001, 2002 and 2003 are set forth below.

                                   SUBADVISERS

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian Trust Company is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Brown Capital Management, 1201 North Calvert Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management, 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income, Aggressive Opportunities and Income Preservation Funds. Wellington Management Company is a Massachusetts limited liability partnership.

Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, Dallas, Texas, 75204, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management, 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Mellon Capital Management, 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation, Index, and US Government Securities Funds. Mellon Capital is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded and bank holding company.

Payden & Rygel Investment Counsel, 333 So. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Income Preservation Fund. The firm is a privately held independent investment management organization owned by ten senior employees who are actively involved in the day-to-day operations of the firm.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California, 92660, serves as subadvisor to the Income Preservation Fund. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

Information on the advisory services provided by each Subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following represents fees paid to the various subadvisers:

                                                                                                                AMOUNT
                                                                              AMOUNT PAID      AMOUNT PAID     PAID FOR
                                                                               FOR PERIOD       FOR PERIOD      PERIOD
                                                                                 ENDED            ENDED          ENDED
FUND/SUBADVISER                            ASSETS MANAGED         FEE        DEC. 31, 2001    DEC. 31, 2002   DEC. 31, 2003
MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM         Flat fee               0.11%           N/A              N/A             N/A
Short-Term Investments Co. Liquid
Asset Portfolio)+

+AIM Advisors, Inc. is not a subadviser
to the Money Market Fund and the fee
reflected is the expense ratio charged by the Short-Term

                                                                                                                AMOUNT
                                                                              AMOUNT PAID      AMOUNT PAID     PAID FOR
                                                                               FOR PERIOD       FOR PERIOD      PERIOD
                                                                                 ENDED            ENDED          ENDED
FUND/SUBADVISER                            ASSETS MANAGED         FEE        DEC. 31, 2001    DEC. 31, 2002   DEC. 31, 2003
Investments Co. Liquid
Asset Portfolio

INCOME PRESERVATION FUND

Subadviser

Pacific Investment Management Company, LLC Flat fee                0.25%       $  239,330       $   327,225      $  389,895

Payden & Rygel Investment Counsel          First $200 million      0.10%       $  141,553       $   108,816      $  195,279
                                           Next $100 million       0.09%
                                           Over $300 million       0.08%

Wellington Management Company, LLP         First $100 million      0.25%       $  230,479       $   297,766      $  333,582
                                           Over $100 million       0.15%

US GOVERNMENT SECURITIES FUND(1)

Subadviser

Mellon Capital Management                  First $100 million      0.06%           N/A               N/A             N/A
                                           Over $100 million       0.05%

Seix Investment Advisors, Inc.             First $150 million      0.10%       $  113,097(+)    $   154,990      $  213,528

 (1)  Seix Investment Advisers, Inc.       Next  $150 million      0.08%
served as a subadviser until December
2003.

 (+) Reflects higher fee schedule in
place prior to July 1, 2001

ASSET ALLOCATION FUND(2)

Subadviser
Mellon Capital Management                  First $200 million     0.375%       $2,147,052       $1,811,009       $1,600,218
                                           Next  $300 million      0.20%
                                           Over $500 million       0.15%

(2) Avatar, Payden & Rygel, and Wilshire no longer serve as subadvisers to the Asset Allocation Fund. They received fees for fiscal year ended December 31, 2001 in the amounts of $127,916 and $106,647, respectively.

EQUITY INCOME FUND

Subadviser

Barrow, Hanley, Mewhinney
& Strauss, Inc.                            First $10 million       0.75%       $  558,509       $   593,232      $  572,639
                                           Next  $15 million       0.50%
                                           Next  $175 million      0.25%
                                           Next  $600 million      0.20%
                                           Next  $200 million      0.15%
                                           Over  $1 billion        0.13%

Southeastern Asset Management, Inc.        First $50 million       0.75%       $  940,752       $ 1,166,634      $1,135,514
                                           Over $50 million        0.50%

T. Rowe Price Associates, Inc.*            First $500 million      0.40%
                                           Over  $500 million     0.375%       $  741,584       $   823,542      $  768,908

GROWTH & INCOME FUND(3)

Subadviser

Capital Guardian Trust Company             First $25 million       0.55%*      $  375,201       $   395,167      $  500,217
                                           Next  $25 million       0.40%
                                           Over  $50 million      0.225%
                                           * Minimum fee of
                                           $167,500 payable

                                           to Capital Guardian

T. Rowe Price Associates, Inc.*            First $500 million     0.400%       $  181,147       $   560,877      $  713,887
                                           Over  $500 million     0.375%

Wellington Management Company, LLP         First $50 million       0.40%       $  429,433       $   458,853      $  558,010
                                           Next  $50 million       0.30%
                                           Over $100 million       0.25%

(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May 18, 2001 and received $354,685 as compensation for that period. T. Rowe Price Associates began serving as subadviser to the Growth and Income Fund on May 21, 2001.

GROWTH FUND(4)

Subadviser

Barclays Global Fund Advisors              First $1 billion       0.015%       $  136,210           $62,039       $10,328
                                           Over $1 billion         0.01%

Brown Capital Management, Inc.             First $50 million       0.50%       $1,029,863       $1,002,937       $1,440,038
                                           Next $50 million        0.40%
                                           Next $100 million       0.30%
                                           Next $300 million       0.25%
                                           Over $500 million       0.20%

FMR                                        First $25 million       0.80%       $4,709,323       $4,085,815        $3,753,791
                                           Over $25 million        0.60%

Peregrine Capital Management               First $25 million       0.60%          N/A              N/A            $2,535,950
                                           Next $25 million        0.48%
                                           Over $50 million        0.40%

Tukman Capital Management, Inc.                Flat fee            0.50%        $1,659,265       $1,638,589        $2,394,389

(4) TCW Investment Management served as subadviser until August, 2002 and received $1,994,243 for the fiscal period ended December 31, 2002 and received $3, 011,314 for the fiscal periods ended December 31, 2001. Atlanta Capital Management served as subadviser until August, 2002 and received $1,151,312, and $817,823 for the fiscal periods ended December 31, 2001 and 2002, respectively. Peregrine Capital Management became a subadviser in July 2002. Barclays Global Fund Advisors served as subadvisor to the Fund until December 2003. Effective March 5, 2004, the Growth Fund pays Tukman Capital Management, Inc. according to the following fee schedule: 1.00% on the first $20 million in average daily assets; 0.50% on the next $480 million in average daily assets; 0.40% on the next $500 million in average daily assets; and 0.30% on average daily assets over $1 million; however, the Adviser has agreed to waive its fees to the extent the effective fee rate payable to Tukman exceeds .50% of average daily assets.

                                                                                                                AMOUNT
                                                                              AMOUNT PAID      AMOUNT PAID     PAID FOR
                                                                               FOR PERIOD       FOR PERIOD      PERIOD
                                                                                 ENDED            ENDED          ENDED
FUND/SUBADVISER                            ASSETS MANAGED         FEE        DEC. 31, 2001    DEC. 31, 2002   DEC. 31, 2003
AGGRESSIVE OPPORTUNITIES FUND(5)

Subadviser

Wellington Management Company, LLP         First $100 million      0.75%           N/A            $ 263,597     $1,461,029
                                           Over $100 million       0.65%

Southeastern Asset Management, Inc.        First $100 million     0.875%           N/A            $ 287,172     $1,702,391
                                           Over $100 million      0.750%

T. Rowe Price Associates, Inc.*            First $500 million      0.60%           N/A               N/A        $  709,248
                                           Over $500 million       0.55%

(5) First Pacific Advisors, Inc, MFS Institutional Advisers Inc., Roxbury
Capital Management, LLC and TCW Investment Management no longer serve as a subadviser to the Fund. First Pacific Advisors, Inc. received $998,546 for the fiscal year ended December 31, 2001. TCW Investment Management received
$1,803,306 and $1,166,722 for the fiscal years ended December 31, 2001 and 2002, respectively. MFS Institutional Advisers, Inc. received $2,642,792, and
$1,258,413 for the fiscal years ended December 31, 2001 and 2002, , respectively. Roxbury Capital Management received $505,671, $1,930,776 and
$522,574 for the fiscal years ended December 31, 2001, 2002, and 2003, respectively. Southeastern Asset Management, Inc. and Wellington Management
Company, LLP became subadvisers in July 2002. T. Rowe Price became a subadviser in March, 2003.

INTERNATIONAL FUND(6)

Subadviser

Capital Guardian Trust Company             First $25 Million       0.75%+         $506,288        $ 500,238     $  686,206
                                           Next  $25 Million       0.60%
                                           Next  $200 Million     0.425%
                                           Next  $250 Million     0.375%
                                           +Minimum Fee of
                                           $337,500 Payable to
                                           Capital Guardian

Artisan Partners Limited Partnership       Flat Fee                0.70%            N/A             N/A         $1,031,985

(6) Lazard Asset Management and T. Rowe Price International Inc. no longer serve as subadvisers. They received $510,996 and $475,045 and $585,814 and $557,103, for fiscal years ended December 31, 2001 and 2002, respectively. Artisan
Partners Limited Partnership became a subadviser in September 2002.

CORE BOND INDEX FUND

Subadviser

Mellon Capital Management                  First $50 million       0.05%            N/A             N/A            N/A
                                           Next $50 million        0.04%            N/A             N/A            N/A
                                           Above $100 million      0.02%            N/A             N/A            N/A

500 STOCK INDEX FUND

Subadviser

Mellon Capital Management                  First $50 million       0.04%            N/A             N/A            N/A
                                           Next $50 million        0.03%            N/A             N/A            N/A
                                           Next $900 million      0.015%            N/A             N/A            N/A
                                           Above $1,000 million    0.01%            N/A             N/A            N/A

                                                                                                                AMOUNT
                                                                              AMOUNT PAID      AMOUNT PAID     PAID FOR
                                                                               FOR PERIOD       FOR PERIOD      PERIOD
                                                                                 ENDED            ENDED          ENDED
FUND/SUBADVISER                            ASSETS MANAGED         FEE        DEC. 31, 2001    DEC. 31, 2002   DEC. 31, 2003
BROAD MARKET INDEX FUND

Subadviser

Mellon Capital Management                  First $50 million        0.05%           N/A             N/A            N/A
                                           Next $50 million         0.04%           N/A             N/A            N/A
                                           Next $900 million      0.0175%           N/A             N/A            N/A
                                           Above $1,000 million     0.01%           N/A             N/A            N/A

MID/SMALL COMPANY INDEX FUND

Subadviser

Mellon Capital Management                  First $50 million        0.07%           N/A             N/A            N/A
                                           Next $50 million         0.06%           N/A             N/A            N/A
                                           Next $900 million        0.02%           N/A             N/A            N/A
                                           Above $1,000 million     0.01%           N/A             N/A            N/A

OVERSEAS EQUITY INDEX FUND

Subadviser

Mellon Capital Management                  First $50 million        0.10%           N/A             N/A            N/A
                                           Above $50 million        0.06%           N/A             N/A            N/A

* T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for The Vangepoint Funds for which it services as subadviser (the "Funds"). The fee reduction ranges from 2.5% to 5.0% based on the combined asset levels of the Funds.

                                      ADVISORY AND
                                     ADMINISTRATIVE
 INDEX FUNDS (BARCLAYS)                   FEES                 2001          2002          2003
 ----------------------           -------------------          ----          ----          ----
Core Bond Index Fund                      0.08%**            $334,036      $386,691      $450,908

500 Stock Index Fund                      0.05%**            $118,462      $110,383      $125,463

Broad Market Index Fund                   0.08%**            $402,716      $346,647      $356,607

Mid/Small Company Index                   0.10%              $ 58,839      $ 57,252      $ 70,712

Overseas Equity Index             First $1 Billion 0.25%     $104,029      $108,129      $133,994
                                  Over  $1 Billion 0.17%

**Prior to March 8, 2004, the Index Funds operated under a master-feeder arrangement. Under that arrangement each Index Fund was structured as a "feeder fund" and invested all of its assets in a corresponding portfolio of the Master Investment Portfolios. When the Index Funds were invested in the Master Investment Portfolios, Barclays Global Fund Advisors ("BGFA") was entitled to receive monthly fees from the Master Investment Portfolios. The fees set forth abobve reflect the rate of fees for services paid to BGFA for the applicable MIP. The Index Funds no longer invest in the Master Investment Portfolios advised by BGFA.

                       PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and

VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2001, 2002 and 2003:

                      2001           2002            2003
Aggressive        $  1,843,037  $     4,154,578   $ 2,253,548
Opportunities
International          516,438          657,521       603,298
Growth               1,950,047        4,057,406     3,862,806
Growth & Income        494,766          675,022       437,587
Equity Income          677,005          624,8         429,891
Asset Allocation       150,206           66,114         6,995
Total             $  5,631,499  $   $10,235,470   $ 7,594,125

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year 2003:

Equity Income Fund                 $80,593     Growth Fund            $3,172,257
Growth & Income Fund               $116,513    International Fund     $  189,589
Aggressive Opportunities Fund      $487,075    Total                  $4,046,027

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund and the Model Portfolio Funds which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by certain subadvisers in servicing all of their clients. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral.

                       CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, The Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are generally open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through VantageTrust containing assets of less than $20 million. Plans having total assets administered by the Retirement Corporation in excess of $20 million or that have other qualifying Plan characteristics (as determined by the Retirement Corporation) invest through the applicable VantageTrust Index Fund in Class II shares. The Retirement Corporation may implement average account balance requirements. Other plans and certain IRA accounts known as "deemed IRAs" with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

         Class II shares of an Index Fund may not be exchanged for Class I shares offered by another Index Fund. Class I shares may be exchanged for Class II shares provided that all purchase eligibility requirements are satisfied by the holder of Class I shares and such exchanges are permitted by the 1940 Act. Each Class II shareholder will have one vote for each full Class II share held and a fractional vote for each fractional Class II share held. Class II shareholders will have exclusive voting rights regarding any matter submitted to Class II shareholders that relates solely to Class II shares and will have separate voting rights on any other matter submitted to Class II shareholders in which the interests of Class II shareholders differ from the interests of holders of any other class. Class II shares may convert into Class I shares if an investor no longer meets the appropriate investment criteria. Any such conversion will be preceded by written notice and will be effected on the basis of the relative net asset values of Class I and Class II shares without imposition of sales loads, fee or any other charge.

                            PURCHASES AND REDEMPTIONS

PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*        The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

* The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*        Proceeds are to be wired to a bank account that was not pre-designated;
         and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

SPECIAL INFORMATION ABOUT IRA REDEMPTIONS

As described in the Prospectus, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors, but only during certain periods and under certain conditions (see "Fees and Expenses of the Funds"). The transaction fee will not be applied to "qualified" IRA withdrawals as described below.

Examples of "qualified" IRA withdrawals are:

* Distributions made on or after the date on which the IRA owner attains age 59 1/2

* Distributions made to a beneficiary or to the IRA owner's estate on or after the IRA owner's death

*        Distributions made as a result of an IRA owner becoming disabled

* Direct trustee to trustee transfers and conversions of traditional IRAs to Roth IRAs where the IRA owner continues the investment of the transferred amount in the Fund

It is important that a shareholder consult a tax advisor regarding the terms, conditions and tax consequences of any IRA withdrawals.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a withdrawal/distribution from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal/distribution should consult his or her tax advisor. Other shareholders should consider the tax consequences of any redemption and consult their tax advisor.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

                   DISTRIBUTIONS FROM INCOME PRESERVATION FUND

Dividends and distributions to shareholders are determined in accordance with income tax regulations. The Funds' Board of Directors, in an effort to maintain a stable net asset value per share for the Income Preservation Fund, may declare, effective on the date of a distribution, a reverse split of the shares of the Income Preservation Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

                              TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the ordinary income (which includes short-term capital gains) and net long-term capital gains of the Fund to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.

                         CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund and the Income Preservation Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, funds advertising performance must include total return quotes calculated according to the following formula:

                                     n
                               P(1+T)   = ERV

        Where:      P =        a hypothetical initial payment of $1,000;

                    T =        Average annual total return;
                    n =        Number of years (1, 5 or 10); and

                    ERV = Ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or
                               Fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2003 were:

                                                      Since
                                          1 Year    Inception
                                         ------    ---------
Money Market+                               .60%      3.22%
Income Preservation ++                     3.51       4.31
US Government Securities+                  1.66       5.93
Asset Allocation+                         25.97       1.64
Equity Income+                            33.09       5.68
Growth & Income+                          30.49       4.42
Growth+                                   28.71       2.52
Aggressive Opportunities+                 44.68       2.69
International Fund+                       31.31       1.36
Core Bond Index Class I+                   3.59       6.56
500 Stock Index Class I+                  27.98      -1.24
Broad Market Index Class I+               31.08       0.05
Mid/Small Company Index Class I+          42.17       4.77
Overseas Equity Index Class I+            37.75      -0.22
Model Portfolio Savings Oriented++         9.93       4.08
Model Portfolio Conservative Growth++     14.64       2.88
Model Portfolio Traditional Growth++      20.68       1.32
Model Portfolio Long-Term Growth++        27.21      -0.01
Model Portfolio All Equity Growth++       33.26      -2.30

(+) Inception March 1, 1999

(++)Inception December 4, 2000

The total returns for Class II shares of the Index Funds for the periods ending December 31, 2003 were:

                                                     Since
                                           1 Year  Inception +
                                           ------  -----------
Core Bond Index Class II                    3.88%     6.86%
500 Stock Index Class II                    28.24    -1.99
Broad Market Index Class II                 31.30    -0.68
Mid/Small Company Index Class II            42.53     4.22
Overseas Equity Index Class II              37.85    -0.97

(+) Inception April 5, 1999

In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                      YIELD =       [2(a-b + 1) (6)- 1]
                                    -------------------
                                           [cd]

    Where:     a =    dividends and interest earned during the period;

               b =    expenses accrued for the period (net of reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 2003 for the following Funds was:

Core Bond Fund Class I                        3.7321%
Core Bond Fund Class II                       3.9321%
US Government Securities Fund                 2.1254%
Income Preservation Fund                      2.91%
Money                                         0.48%
Market

The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2003 for the Money Market Fund was 0.49% and 0.50%, respectively and for the Income Preservation Fund was 2.88% and 2.92%, respectively.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2003 through December 31, 2003 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                                                                                     RETURN AFTER TAXES ON
                                               RETURN AFTER TAXES ON            DISTRIBUTIONS AND SALE OF FUND
FUND                                               DISTRIBUTIONS                            SHARES
US Government Securities                                0.40%                                 1.13%
Asset Allocation                                       25.15                                 17.11
Equity Income                                          32.89                                 21.77
Growth & Income                                        30.35                                 20.00
Growth                                                 28.71                                 18.66
Aggressive Opportunities                               44.67                                 29.04
International                                          31.32                                 20.80
Core Bond Index*                                        1.75                                  2.40
500 Stock Index*                                       27.78                                 18.45
Mid/Small Company Index*                               42.07                                 27.53
Broad Market Index*                                    30.90                                 20.43
Overseas Equity Index*                                 38.18                                 25.57
Savings Oriented                                        9.07                                  6.50
Conservative Growth                                    13.90                                  9.56
Traditional Growth                                     20.15                                 13.52
Long-Term Growth                                       26.83                                 17.79
All-Equity Growth                                      33.19                                 21.72

*Class I Shares

               LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

Crowell & Moring LLP, Washington, D.C. serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, serves as independent accountants to the Funds. Deloitte & Touche LLP, 200 Berkley Street, Boston, Massachusetts, served as independent accountants from January 1, 2001 through July 2003. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, serves as custodian.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended 2003, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of the Vantagepoint Investment Advisers, LLC and each subadviser. The Fund will be required to file information about proxy voting decisions as of June 30, 2004 on or about August 31, 2004. After that date, you may obtain information about the Funds' proxy voting decisions, without charge, by checking the Funds's website at www.icmarc.org or on the SEC's website at www.sec.gov.

                      VANTAGEPOINT INVESTMENT ADVISERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                                  REVISED AS OF

                                  MARCH 5, 2004

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund. (1) Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that

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(1) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; and (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company (`Trust Company"), and will cast the Fund's votes in accordance with the instructions received. (2) The Trust Company owns a majority of the voting shares of each series of the Fund either directly, or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in

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(2) The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Income Preservation Fund.

sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

MAINTENANCE OF PROXY VOTING RECORDS: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

         (i) a copy of these Proxy Policies, as they may be amended from time to time;

         (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

         (iii)    a record of each proxy vote cast on behalf of its clients;

         (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

         (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

DISCLOSURE: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

                             PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

                  -        Provisions for dollar-weighted voting.

                  - The ability of a fund to reorganize without shareholder vote.

                  - Amendments allowing a fund to issue multiple classes of shares.

                  - Amendments increasing or decreasing the number of directors or trustees.

                  -        Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

RULE 12b-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                                                 EFFECTIVE DATE: AUGUST 15, 2003

                      ARTISAN PARTNERS LIMITED PARTNERSHIP

Proxy Voting Policy

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

I. RESPONSIBILITY FOR VOTING. Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners;
         (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

II. PRIMARY CONSIDERATION IN VOTING. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

III. ENGAGEMENT OF SERVICE PROVIDER. Artisan Partners has engaged Institutional Shareholder Services ("ISS") to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the services described above, all references to ISS in this policy shall be deemed to be references to those other entities.

IV.      VOTING GUIDELINES.

         A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

         B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in Section II. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

         C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

                  - No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must be amended expressly to preclude Artisan Partners from voting.

                  - Limited Value. Artisan Partners may abstain from voting the client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

                  - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

                  - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

V. PROXY VOTING COMMITTEE. Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

VI.      ADMINISTRATION.

         A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

         B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

                  - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

                  - adopted a proxy voting policy that Artisan Partners is required to follow.

                  Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

         C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

         D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

         E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or
                  (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

                      Each person who serves as a Proxy Administrator, who is a
                  member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

                      Artisan Partners will maintain a list of all such issuers
                  with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to the Proxy Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Committee may request, the Proxy Committee will conduct an independent review of the proposed vote. If a member of the Proxy Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote.

                  Artisan Partners believes that application of the Guidelines as discussed below to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in certain cases where an investment team wishes to vote a proxy in a manner that is not consistent with the Guidelines, the Committee shall review the recommendation of the investment team to ensure that the recommendation itself is not the result of a conflict of interest. In all cases, after review of the Guidelines as applied to the particular vote or the investment team's recommendation with respect to the vote, the Proxy Voting Committee shall instruct the Proxy

                  Administrator to vote in a manner that the Committee determines, in its reasonable judgment, is in the clients' economic best interests as shareholders.

         F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

                  - for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

                           - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                           - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

                  - for all other votes (identified as discretionary items in the Guidelines):

                           - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                           - if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

                  - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

         G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

VII. REVIEW OF VOTES CAST. Artisan Partners periodically shall compare (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

VIII.    RECORDS AND REPORTS.

         A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

         B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

                  1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

                  2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

         C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

                  1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

                  2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

                  3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

                  4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

         D. RECORDS - RETENTION. All records kept under this Article VIII shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.       BACKGROUND...............................................................................................     3

II.      GENERAL GUIDELINES.......................................................................................     3
         A.       Reliance on Information Provided by and Due Diligence of ISS....................................     3
         B.       Non-U.S. Securities.............................................................................     3
         C.       Securities Lending..............................................................................     3
         D.       Social and Environmental Issues.................................................................     3
         E.       Consideration of Relevant Factors...............................................................     4

III.     ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS...............................................................     4
         A.       Operational Items...............................................................................     4
                  1.       Adjourn Meetings.......................................................................     4
                  2.       Amend Quorum Requirements..............................................................     4
                  3.       Amend Minor Bylaws.....................................................................     4
                  5.       Change Company Name....................................................................     4
                  4.       Change Date, Time or Location of Annual Meeting........................................     4
                  6.       Ratify Auditors........................................................................     4
                  7.       Authorize Board to Fix Remuneration of Auditors........................................     4
                  8.       Confidential Voting....................................................................     4
                  9.       Submission of Financial Statements.....................................................     4
                  10.      Cash Dividends.........................................................................     4
                  11.      Transact Other Business................................................................     5
         B.       Board of Directors..............................................................................     5
                  1.       Director Nominees in Uncontested Elections.............................................     5
                  2.       Age Limits.............................................................................     5
                  3.       Board Size.............................................................................     5
                  4.       Classification/Declassification of the Board...........................................     5
                  5.       Cumulative Voting......................................................................     5
                  6.       Director and Officer Indemnification and Liability Protection..........................     5
                  7.       Filling Vacancies......................................................................     5
                  8.       Removal of Directors...................................................................     6
                  9.       Stock Ownership Requirements...........................................................     6
                  10.      Term Limits............................................................................     6
         C.       Antitakeover Defenses and Voting Related Issues.................................................     6
                  1.       Amend Bylaws without Shareholder Consent...............................................     6
                  2.       Control Share Acquisition Provisions...................................................     6
                  3.       Fair Price Provisions..................................................................     6
                  4.       Greenmail..............................................................................     6
                  5.       Issue Stock for Use with Rights Plan...................................................     6
                  6.       Poison Pills (Shareholder Rights Plans)................................................     6
                  7.       Shareholders' Ability to Act by Written Consent........................................     7
                  8.       Shareholders' Ability to Call Special Meetings.........................................     7
                  9.       Stakeholder Provisions.................................................................     7
                  10.      Supermajority Vote Requirements........................................................     7
         D.       Capital Structure...............................................................................     7
                  1.       Adjustments to Par Value of Common Stock...............................................     7
                  2.       Common Stock Authorization.............................................................     7
                  3.       Dual Class Stock.......................................................................     7
                  4.       Preemptive Rights......................................................................     7
         E.       Executive and Director Compensation.............................................................     8
                  1.       Stock Plans in Lieu of Cash............................................................     8
                  2.       Director Retirement Plans..............................................................     8
                  3.       Incentive Bonus Plans and Tax Deductibility Proposals..................................     8

IV.      DISCRETIONARY ISSUES.....................................................................................     8
         A.       Board of Directors..............................................................................     8
                  1.       Majority of Independent Directors......................................................     8
                  2.       Majority of Independent Committee Members..............................................     8
                  3.       Independent Chairman (Separate Chairman/CEO)...........................................     8
         B.       Proxy Contests..................................................................................     8
                  1.       Director Nominees in Contested Elections...............................................     8
                  2.       Reimbursing Proxy Solicitation Expenses................................................     9
         C.       Mergers and Corporate Restructuring.............................................................     9
                  1.       Appraisal Rights.......................................................................     9
                  2.       Mergers and Acquisitions, Asset Purchases and Asset Sales..............................     9
                  3.       Conversion of Securities and Corporate Reorganizations.................................     9
                  4.       Formation of Holding Company...........................................................     9
                  5.       Going Private Transactions (LBOs and Minority Squeezeouts)............................     10
                  6.       Issuance of Warrants/Convertible Debentures...........................................     10
                  7.       Joint Ventures........................................................................     10
                  8.       Liquidations..........................................................................     10
                  9.       Private Placements....................................................................     11
                  10.      Prepackaged Bankruptcy Plans..........................................................     11
                  11.      Recapitalization......................................................................     11
                  12.      Spinoffs..............................................................................     12
         D.       State or Country of Incorporation..............................................................     12
                  1.       State Takeover Statutes...............................................................     12
                  2.       Reincorporation Proposals.............................................................     12
         E.       Capital Structure..............................................................................     12
                  1.       Preferred Stock.......................................................................     12
                  2.       Reverse Stock Splits..................................................................     12
                  3.       Share Repurchase Programs.............................................................     12
                  4.       Stock Distributions: Splits and Dividends.............................................     12
                  5.       Tracking Stock........................................................................     12
         F.       Executive and Director Compensation............................................................     13
                  1.       Compensation Plans....................................................................     13
                  2.       Remuneration Report...................................................................     13
                  3.       Stock Plans in Lieu of Cash...........................................................     13
                  4.       Management Proposals Seeking Approval to Reprice Options..............................     13
                  5.       Employee Stock Purchase Plans.........................................................     13
                  6.       Incentive Bonus Plans and Tax Deductibility Proposals.................................     13
                  7.       Shareholder Proposals Regarding Executive and Director Pay............................     13
                  8.       Golden and Tin Parachutes.............................................................     14
         G.       Bundled Proposals..............................................................................     14

I.       BACKGROUND.

                  The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

                  The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

                  The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

                  In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II.      GENERAL GUIDELINES

         A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

         B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs and, unless a client's proxy voting policy specifically requires other action, Artisan Partners does not vote proxies in those jurisdictions.

         C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

         D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

         E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.     ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

         A.       OPERATIONAL ITEMS.

                  1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

                  2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

                  3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

                  4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

                  5.       CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

                           - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

                           - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

                  6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

                           - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

                           - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                  7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote for the proposal to ratify the selection of those auditors.

                  8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

                  9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

                  10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

                  11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

         B.       BOARD OF DIRECTORS.

                  1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees in uncontested elections, except that votes should be withheld from directors who:

                           - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%.

                           -        Votes to implement or renew a dead-hand
                                    poison pill.

                           - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

                           - Ignored a shareholder proposal approved by a majority of the shares outstanding.

                           - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares.

                  2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

                  3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

                  4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                  5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

                  6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

                           - Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

                           - Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

                  7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                  8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

                  9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

                  10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

         C.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

                  1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                  2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

                  3. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

                           - Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

                           -        Formula employed in determining fair price

                           -        Vote needed to overcome the board's
                                    opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.

                           - Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

                           - Size of the block of shares controlled by officers, directors, and their affiliates

                           - Other takeover provisions, including state antitakeover statutes

                           -        Company history relating to premium
                                    acquisition offers

                           Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                  4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

                  5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

                  6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it. Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

                           -        20% or higher flip-in or flip-over

                           -        Two to three year sunset provision

                           -        No dead-hand or no-hand features

                           - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

                  7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

                  8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                  9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

                  10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

         D.       CAPITAL STRUCTURE.

                  1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

                  2. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

                  3. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

                           - It is intended for financing purposes with minimal or no dilution to current shareholders

                           - It is not designed to preserve the voting power of an insider or significant shareholder

                  4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

                           -        The size of the company

                           -        The shareholder base

                           -        The liquidity of the stock

         E.       EXECUTIVE AND DIRECTOR COMPENSATION.

                  1. STOCK PLANS IN LIEU OF CASH. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

                  2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                  3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of
                           Section 162(m) unless they are clearly inappropriate.

IV.      DISCRETIONARY ISSUES

         A.       BOARD OF DIRECTORS.

                  1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

                  2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

                  3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

                           - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

                           -        Majority of independent directors

                           -        All independent key committees

                           - Committee chairpersons nominated by the independent directors

                           - CEO performance is reviewed annually by a committee of outside directors

                           -        Established governance guidelines

                           -        Company performance

         B.       PROXY CONTESTS.

                  1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

                           - Long-term financial performance of the company relative to its industry

                           -        Strategy of the incumbents versus the
                                    dissidents

                           -        Independence of directors/nominees

                           -        Experience and skills of board candidates

                           -        Responsiveness to shareholders

                           -        Whether takeover offer has been rebuffed

                  2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

         C.       MERGERS AND CORPORATE RESTRUCTURING.

                  1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

                  2. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

                           -        Anticipated financial and operating benefits

                           -        Offer price (cost vs. premium)

                           -        How the transaction was negotiated

                           - Changes in corporate governance and their impact on shareholder rights

                  3.       CONVERSION OF SECURITIES AND CORPORATE
                           REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

                           -        Dilution to existing shareholders' position

                           -        Conversion price relative to market value

                           - Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

                           - Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

                           Vote FOR the conversion or reorganization if it is
                                    expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

                  4. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

                           -        The reasons for the change

                           -        Any financial or tax benefits

                           -        Regulatory benefits

                           - Changes to the articles of incorporation or bylaws of the company

                  5. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

                           -        Offer price/premium

                           - How the deal was negotiated (independent special committee and fair auction process)

                           -        Other alternatives/offers considered

                           - Non-completion risk (company's going concern prospects, possible bankruptcy)

                  6. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

                           -        Dilution to existing shareholders' position

                           -        Terms of the offer

                           - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           - Management's efforts to pursue alternatives such as mergers

                           - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  7. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

                           -        Percentage of assets/business contributed

                           -        Percentage ownership

                           -        Financial and strategic benefits

                           -        Governance structure

                           -        Other alternatives

                           - Non-completion risk (company's going concern prospects, possible bankruptcy)

                  8. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

                           - Management's efforts to pursue other alternatives such as mergers

                           - Appraisal value of the assets (including any fairness opinions)

                           - Compensation plan for executives managing the liquidation

                           Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

                  9. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

                           -        Dilution to existing shareholders' position

                           - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

                           - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           - Management's efforts to pursue alternatives such as mergers

                           - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                           Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

                  10. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

                           -        Dilution to existing shareholders' position

                           - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

                           - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           -        Management's efforts to pursue other
                                    alternatives

                           - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                           Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

                  11.      RECAPITALIZATION. Vote CASE-BY-CASE on
                           recapitalizations (reclassifications of securities), taking into account:

                           -        More simplified capital structure

                           -        Enhanced liquidity

                           - Fairness of conversion terms, including fairness opinion

                           -        Impact on voting power and dividends

                           -        Reasons for the reclassification

                           -        Other alternatives considered

                  12. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

                           -        Tax and regulatory advantages

                           -        Planned use of the sale proceeds

                           - Benefits that the spinoff may have on the parent company including improved market focus

         D.       STATE OR COUNTRY OF INCORPORATION.

                  1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

                  2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

         E.       CAPITAL STRUCTURE.

                  1. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

                  2. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

                  3. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                  4. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

                  5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

                           - Excessive increases in authorized capital stock

                           -        Unfair method of distribution

                           -        Diminution of voting rights

                           -        Adverse conversion features

                           -        Negative impact on stock option plans

                           -        Other alternatives such as a spinoff

         F.       EXECUTIVE AND DIRECTOR COMPENSATION.

                  1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                           -        Historic trading patterns

                           -        Rationale for the repricing

                           -        Option vesting period and term of the option

                           -        Exercise price

                           -        Participants

                  5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

                           -        Purchase price compared to fair market value

                           -        Offering period

                           -        Potential voting power dilution

                  6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                  8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

                           - The parachute should be less attractive than an ongoing employment opportunity with the firm

                           - The triggering mechanism should be beyond the control of management

         G.       BUNDLED PROPOSALS.

Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners' Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team's recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team's recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I.  INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.       Name of issuer:

b.       Date of meeting:                   Deadline for casting vote:

c.       Investment strategy or strategies in which issuer is held:

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? Yes [ ] No [ ]

e.       Is issuer an Identified Issuer? Yes [ ] No [ ]

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.       Name of proxy administrator:

PART II. RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy Administrator)

a.       Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

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PART III.  DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

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In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

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Approved by the Committee on ________________, _________

By: _____________________________, on behalf of the Committee
Print Name:

                   BARRROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PROXY VOTING POLICY

ACCEPT

- Proposals supporting best practices for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

- Restoration or protection of shareholders' authority.

REJECT

- Protection of management from results of mergers and acquisitions.

- Proposals having the effect of diluting the value of the existing shares.

- Reduction of shareholders' power over any company actions.

- Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITEE

- BHMS' Proxy Oversight Committee reviews and re-evaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests database backup. of the beneficial owner.

- The Proxy Oversight Committee includes Portfolio Managers Jim Barrow, Rich Englander and Jane Gilday, and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST

- All proxies will be voted uniformly in accordance with BHMS policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROXY VOTING PROCEDURES

- BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

- ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

- Proxy Coordinator reviews each proxy proposed and re-evaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy Coordinator sends all voting decisions to ISS through their website.

- ISS verifies that every vote is received, voted and recorded.

- BHMS sends a Proxy Report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

- BHMS maintains voting records both in hard copy and via ISS database backup.

- BHMS GUIDELINES ADDRESSING SPECIFIC ISSUES are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com. G:\Procedur\Internal Controls and Supervisory Procedures\Proxy.ppt

   THE PROXY IS AN ASSET OF THE PORTFOLIO; EACH PROPOSAL IS VOTED IN THE BEST
                       INTEREST OF THE BENEFICIAL OWNER.

                            BROWN CAPITAL MANAGEMENT

                               PROXY VOTING POLICY

It is the intent of Brown Capital Management ("BCM") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, BCM has retained Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by BCM Administration and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Designated members of BCM's investment staff ("Investment Staff") individually determine how each proxy ballot will be voted using ISS's research, analysis, and voting recommendations as a guideline only.

When specifically directed by a client with a separately managed account, we will vote as requested.

CONFLICTS OF INTEREST

The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

VOTING PROCEDURES

The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, the BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

         1) Proxies for securities held in an unsupervised portion of a client's account,

         2) Proxies that are subject to blocking restrictions,

         3) Proxies that require BCM to travel overseas in order to vote, or

         4) Proxies that are written in a language other than English.

RECORD RETENTION

BCM retains records relating to:

         1) Proxy voting policies and procedures,

         2) Proxy statements received for client securities,

         3) Records of votes cast on behalf of clients,

         4) Records of client requests for proxy voting information and written responses by BCM to such requests, and

         5) Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

         All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

         A.       CORPORATE GOVERNANCE

                  1.       ELECTION OF DIRECTORS AND SIMILAR MATTERS

                           In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

                  2.       AUDIT COMMITTEE APPROVALS

                           BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

                  3.       SHAREHOLDER RIGHTS

                           BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

                  4. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                           BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

                  5.       CAPITAL STRUCTURE PROPOSALS

                           BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

         B.       COMPENSATION

                  1.       GENERAL

                           BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                  2.       STOCK OPTION PLANS

                           BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

         C.       CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

                  BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.

BCM reserves the right to amend and revise this policy without notice at any time.

This policy is dated July 1, 2003.

                         CAPITAL GUARDIAN TRUST COMPANY

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Capital Guardian Trust Company ("CGTC") considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CGTC's clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst's knowledge of a company, its current management, management's past record and CGTC's general position on the issue.

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

CGTC associates in the proxy voting and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst's recommendation, and decides how to vote.

Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

This summary of CGTC's Proxy Voting Policy and Procedures is qualified by the full policy, which is available upon request.

                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.       General Principles

         A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

         B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

         C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

         A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

         B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

         C.       Authorization of "Blank Check" Preferred Stock.

         D.       Golden Parachutes:

                  1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

                  2.       Compensation contracts for outside directors.

                  3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

                  4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

         E.       Supermajority Provisions.

         F.       Poison Pills:

                  1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

                  2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

                  3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

                  4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

                  5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if:
                           (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

         G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

         H.       Transfer of authority from shareholders to directors.

         I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.     Stock Option Plans

         A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

                  1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

                  2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

                  3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

                  4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

                  5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

                  6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                           a.       The repricing is authorized by a
                                    compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                           b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                           c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

                  7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

                  8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

         B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

         C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

                  1. Whether the repricing proposal excludes senior management and directors;

                  2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

                  3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

                  4. The company's relative performance compared to other companies within the relevant industry or industries;

                  5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

                  6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

         A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

         B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

         C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

         D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

         E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

                  1. They are granted by a compensation committee composed entirely of independent directors.

                  2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

         F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

         G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

                  1. Whether the restricted stock award exchange proposal excludes senior management and directors;

                  2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

                  3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

                  4. The company's relative performance compared to other companies within the relevant industry or industries;

                  5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

                  6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.       Other Stock-Related Plans should be evaluated on a case-by-case basis:

         A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

         B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

         C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.      Unusual Increases in Common Stock:

         A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

         B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

         A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.      Avoidance of Potential Conflicts of Interest

         Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

         FMR applies the following policies and follows the procedures set forth below:

         A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

         B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

         C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

         D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.     Executive Compensation

         FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII.    Auditors

         A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

          B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

         Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Mellon Capital
Management Corporation
Proxy Voting Policy
(Approved 06/24/2003)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

               DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

                                 PAYDEN & RYGEL

                              PROXY VOTING POLICY

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

         - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

         - Vote for programs that permit an issuer to repurchase its own stock.

         - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

         - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

         - Vote for management proposals on the retention of outside auditors.

         - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuer.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

----------------------------
1 The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

         1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

         2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

Revised, effective June 1, 2003

                          Peregrine Capital Management
                                  PROXY VOTING

                             Policies and Procedures
                                  August, 2003

                                  PROXY VOTING
                                      3/00

                              Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

                              PROXY ADMINISTRATION
                                      8/03
                             Guidelines and Control

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts,unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.       Our internal voting position guidelines cover four types of proposals:

         a. "routine" management proposals (Exhibit "A");

         b. anti-takeover proposals (Exhibit "B");

         c. shareholder proposals (Exhibit "C"); and

         d. "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the Management Policy Group. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the Management Policy Group prior to voting. The Management Policy Group will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

                              PROXY ADMINISTRATION
                                      3/00

                Handling, Documentation, and Client Communication

1. Master Trustee is contacted in writing by Peregrine, informing them that Peregrine has been authorized to vote proxy, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge, an electronic proxy voting system, for the majority of accounts authorized to vote. A datafeed is done daily to receive meeting information (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

Upon notification of an upcoming meeting by the Proxy Edge Tickler Report, the Proxy Coordinator sets up a file for that meeting. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, mail date, and any notes. Discrepancies in shares is researched first with internal accounting and then the custodian until resolved.

3. A current list of portfolio holdings is e-mailed monthly by the Proxy Coordinator to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy file to the appropriate Portfolio Manager and sets date for the return of the proxy file, allowing enough time for the Compliance Officer's review.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients are provided reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports.

7. Clients are sent updated versions of our Proxy Voting Policies and Procedures.

                                   EXHIBIT "A"
                                      3/00

                         "Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1.   Election of directors and other officers of the corporation.

2.   Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4.   Elimination of preemptive rights.

5.   Indemnification of officers, directors, employees and agents.

6.   Increasing the number of shares outstanding for ordinary business purposes.

7.   Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9.   Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11.  Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors.

13.  Automatic dividend reinvestment plans.

14.  Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16.  Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

                                   EXHIBIT "B"
                                      3/00
                            "Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5.       Fair-price proposals combined with supermajority rules.

6.       Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

                                   EXHIBIT "C"
                                      3/00
                              Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

                                   EXHIBIT "D"
                                      3/00
                 "Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "giveaways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

     1. Plans which provide for exercise prices below 85% of market value at time of grant.

     2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

     3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

     4. Plans which give the Board the authority to establish exercise prices without preset limits.

     5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

     6.   Combinations of the initiatives above.

                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds' website, www.longleafpartners.com , by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

         - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board.

         - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

         -        "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

         -        Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

         -        Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

         -        Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

         -        Share Repurchase Programs.

Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

         -        Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

         -        "Blank Check" Preference Stock.

Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

         -        "Greenmail" Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

         -        Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

         -        Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

         -        Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                                       IV.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

-        the nature of the conflict;

-        an evaluation of the materiality of the conflict; and

- if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds` Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

         - whether Southeastern has been solicited by the person or entity creating the conflict;

         - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

         - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

         - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

         -        copies of its proxy policies and procedures;

         - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

         - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

         - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

         - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

ADOPTED AUGUST 1, 2003

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -- such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                         TUKMAN CAPITAL MANAGEMENT INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.       POLICY

Tukman Capital Management, Inc. ("TCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, TCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.      PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.     PROCEDURES

Melvin Tukman and Daniel Grossman, TCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TCM are voted in a timely manner and in a manner consistent with each client's best interests.

TCM currently utilizes the services of a third-party proxy voting service, Investor Responsibility Research Center ("Service"), to assist in the development of TCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TCM's Chief Financial Officer, or one of the Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Compliance Officers who may consult with other TCM personnel to determine the appropriate action on the matter.

The Service generally reviews TCM's proxy voting process by collecting the proxy voting materials, reconciling share discrepancies, tracking missing proxies and providing reporting services.

Unless a client has instructed TCM otherwise, the Compliance Officers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

         A. CONFLICTS OF INTEREST

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TCM's interests and a client's interest, including a mutual fund client, TCM will resolve such a conflict in the manner described below:

                  1. Vote in Accordance with the Guidelines. To the extent that TCM has specific Guidelines with respect to the proposal in question, TCM shall vote in accordance with the Guidelines.

                  2. Use an Independent Third Party. To the extent that TCM does not have specific Guidelines with respect to the proposal in question, TCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of Institutional Shareholder Services, Inc. ("ISS"), also an independent third party. Where such independent third party's recommendations are received on a timely basis, TCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, or if the Service or ISS does not issue recommendations on the vote, TCM will abstain from voting the securities held by that client's account.

         B. LIMITATIONS

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TCM has determined that it is in the client's best interest, TCM will not vote proxies received. The following are certain circumstances where TCM will limit its role in voting proxies:

                  1 Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, TCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TCM, it will promptly be forwarded to the client or specified third party.

                  2. Terminated Account: Once a client account has been terminated with TCM in accordance with its investment advisory agreement, TCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

                  3. Limited Value: If TCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TCM may abstain from voting a client's proxies. TCM also will not vote proxies received for securities which are no longer held by the client's account.

                  4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TCM may recall the security for purposes of voting.

                  5. Unjustifiable Costs: In certain circumstances, after performing a cost- benefit analysis, TCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

IV.      RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TCM will describe in its Part 11 of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TCM's Policies and Procedures by written request addressed to TCM. TCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

                        Wellington Management Company LLP
                       Description of Proxy Voting Policy

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of [the Fund/a Fund] due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.